UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Alimera Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alimera Sciences, Inc.

6120 Windward Parkway

Suite 290

Alpharetta, Georgia 30005

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 20, 2012

To the Stockholders of Alimera Sciences, Inc.:

You are cordially invited to attend a special meeting of stockholders of Alimera Sciences, Inc. to be held at our offices at 6120 Winward Parkway, Suite 290, Alpharetta, Georgia on September 20, 2012 at 11:00 a.m. local time.

As previously announced, on July 17, 2012, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a group of institutional investors, including both existing and new investors (the “Investors”) for the sale (the “Transaction”) of shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and warrants (the “Warrants”) to purchase shares of the Company’s Series A Preferred Stock, which is expected to result in gross proceeds to the Company of $40,000,000. For each share of Series A Preferred Stock being purchased, the Investors will receive Warrants to purchase 0.30 shares of Series A Preferred Stock. The Transaction will provide critical capital necessary for us to commercialize our product, ILUVIEN®, in Europe on our own, which we believe will increase stockholder value.

In summary, pursuant to the Purchase Agreement, at the closing of the Transaction and upon the approval of our stockholders, we will sell 1,000,000 shares of the Company’s Series A Preferred Stock and the Warrants to purchase 300,000 shares of the Company’s Series A Preferred Stock, which will carry the right to be converted into approximately 36.24% of our common stock, par value $0.01 per share (our “Common Stock”), based on our current capitalization. Therefore, if the proposal in the attached proxy statement is approved, the Investors would have beneficial ownership of our Common Stock, assuming the conversion of all shares of Series A Preferred Stock and the exercise and subsequent conversion of all Warrants, of approximately 43.62% (including Common Stock already held by certain Investors) along with certain other rights.

The terms of this important financing require us to submit certain matters for stockholder approval in accordance with applicable NASDAQ listing rules. The proxy statement and proxy card accompanying this notice of special meeting describe in detail the Transaction and the matters to be acted upon at the meeting. We urge you to read these materials carefully. In summary, the purpose of the meeting is:

To approve the issuance of Series A Preferred Stock convertible into our Common Stock under circumstances which require stockholder approval pursuant to applicable NASDAQ Listing Rules.

There are no “dissenters” or “appraisal” rights available to our stockholders in connection with this proposal.

Our board of directors has fixed the close of business on August 10, 2012 as the record date for determining holders of our Common Stock entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof. A complete list of such stockholders will be available for examination at our offices in Alpharetta, Georgia during normal business hours for a period of ten days prior to the special meeting.

This notice of special meeting of stockholders and accompanying proxy statement are being distributed or made available to stockholders on or about August 27, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 20, 2012: The proxy statement is available at www.proxyvote.com.

By order of the Board of Directors,

Richard S. Eiswirth, Jr. Secretary of the Company

Alpharetta, Georgia

Date: August 24, 2012

YOUR VOTE IS IMPORTANT!

Your vote is important. Please vote by using the Internet or by telephone or by signing and returning the enclosed proxy card. Instructions for your voting options are described in the proxy statement.

ALIMERA SCIENCES, INC.

Proxy Statement

For a Special Meeting of Stockholders

To Be Held on September 20, 2012

Page
QUESTIONS AND ANSWERS	1
BACKGROUND AND OVERVIEW	7
Sale of Preferred Stock	7
Rational for the Proposed Transaction	7
Securities Purchase Agreement	8
Terms of the Series A Convertible Preferred Stock	8
Terms of the Warrants	10
Registration Rights of the Underlying Common Stock	11
Stockholder Support Letters	11
Investor Representation on the Company’s Board of Directors	11
Amendment to Our Bylaws	12
NASDAQ Listing Rules	12
Effects of Approval of the Proposal on Current Stockholders	13
PROPOSAL: APPROVAL OF THE ISSUANCE OF PREFERRED STOCK CONVERTIBLE INTO OUR COMMON STOCK UNDER CIRCUMSTANCES WHICH REQUIRE STOCKHOLDER APPROVAL PURSUANT TO APPLICABLE NASDAQ LISTING RULES	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
INCORPORATION BY REFERENCE	19
OTHER MATTERS	19
CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING	19
SECURITIES PURCHASE AGREEMENT	EX. A
CERTIFICATE OF DESIGNATION	EX. B
FORM OF WARRANT	EX. C
REGISTRATION RIGHTS AGREEMENT	EX. D

ALIMERA SCIENCES, INC.

6120 Windward Parkway

Suite 290

Alpharetta, Georgia 30005

(678) 990-5740

PROXY STATEMENT FOR THE SPECIAL MEETING

OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2012

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at the special meeting of stockholders to be held on September 20, 2012 (the “Special Meeting”) of Alimera Sciences, Inc. (sometimes referred to as “we”, the “Company” or “Alimera”), which will be held at our offices at 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005 at 11:00 a.m.

We are making this proxy statement available to stockholders at www.proxyvote.com. On August 27, 2012, we will begin mailing to our stockholders a copy of this proxy statement and a proxy card.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving this proxy statement and proxy card?

You have received these proxy materials because you owned shares of Alimera common stock as of August 10, 2012, the record date for the Special Meeting, and our board of directors is soliciting your proxy to vote at the Special Meeting. This proxy statement describes matters on which we would like you to vote at the Special Meeting. It also gives you information on these matters so that you can make an informed decision.

How may I vote at the Special Meeting?

You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy via telephone, on the Internet or by signing, dating and returning the proxy card.

When you vote by using the Internet or by telephone or by signing and returning the proxy card, you appoint C. Daniel Myers and Richard S. Eiswirth, Jr. as your representatives (or proxyholders) at the Special Meeting. They will vote your shares at the Special Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Special Meeting.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on August 10, 2012, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. On the record date, there were 31,432,445 shares of the Company’s common stock outstanding. All of these outstanding shares are entitled to vote at the Special Meeting (one vote per share of common stock) in connection with the matters set forth in this proxy statement.

In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the place of the Special Meeting on September 20, 2012 and will be accessible for ten days prior to the meeting at our principal place of business, 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote?

If on August 10, 2012, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or by mail as described below. Stockholders also may attend the meeting and vote in person. If you hold shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

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You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on September 19, 2012. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

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You may vote by telephone. The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on September 19, 2012. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on September 19, 2012.

The method you use to vote will not limit your right to vote at the Special Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Special Meeting. If you hold your shares in “street name,” you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Special Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

•	You may deliver a written notice that you are revoking your proxy to the Secretary of the Company at 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005; or

•	You may attend the Special Meeting and vote your shares in person. Simply attending the Special Meeting without affirmatively voting will not, by itself, revoke your proxy.

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If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Special Meeting?

A quorum of stockholders is necessary to conduct business at the Special Meeting. Pursuant to our bylaws, a quorum will be present if a majority of the voting power of outstanding shares of the Company entitled to vote generally is represented in person or by proxy at the Special Meeting. On the record date, there were 31,432,445 shares of common stock outstanding and entitled to vote. Thus, 15,716,223 shares must be represented by stockholders present at the Special Meeting or represented by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Special Meeting and vote in person. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the holders of a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

What matters will be voted on at the Special Meeting?

The following matter is scheduled to be voted on at the Special Meeting:

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Proposal: Approval of the issuance of preferred stock convertible into our common stock under circumstances which require stockholder approval pursuant to applicable NASDAQ Listing Rules, as described in this proxy statement.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

Could other matters be decided at the Special Meeting?

Alimera does not know of any other matters that may be presented for action at the Special Meeting. Should any other matter be properly presented at the Special Meeting, the persons named on the proxy card will have discretionary authority to vote the shares represented by proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such other business.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Special Meeting. A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. The proposal is a non-routine matter. As such, your broker does not have discretion to vote your shares on the proposal.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

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How may I vote for the proposal and what is the vote required for the proposal?

You may vote “FOR” or “AGAINST” or abstain from voting. To approve the issuance of preferred stock convertible into our common stock under circumstances which require stockholder approval pursuant to applicable NASDAQ Listing Rules, as described in this proxy statement, the Company must receive a “FOR” vote from a majority of all those outstanding shares that are present in person, or represented by proxy, and that are cast either affirmatively or negatively on the proposal at the Special Meeting. Abstentions and “broker non-votes” will not be counted “FOR” or “AGAINST” the proposal and will have no effect on the proposal. Because the approval of the issuance of preferred stock convertible into our common stock under circumstances requiring stockholder approval pursuant to applicable NASDAQ Listing Rules is a non-routine matter, broker non-votes are expected to exist in connection with this matter.

How does our board of directors recommend that I vote?

Our board recommends a vote “FOR” the approval of the issuance of preferred stock convertible into our common stock under circumstances which requires stockholder approval pursuant to NASDAQ Listing Rules.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the approval of the issuance of preferred stock convertible into our common stock under circumstances which requires stockholder approval pursuant to applicable NASDAQ Listing Rules.

If any other matter is properly presented at the Special Meeting, the proxyholders for shares voted on the proxy card (i.e. one of the individuals named as proxies on your proxy card) will vote your shares using his or her best judgment.

What do I need to show to attend the Special Meeting in person?

You will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of our common stock as of August 10, 2012) and a form of photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the Special Meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting. We will not permit the use of cameras (including cell phones with photographic capabilities) and other recording devices in the meeting room.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The accompanying proxy is being solicited by the board of directors of the Company. In addition to this solicitation, directors and employees of the Company may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. In addition, the Company may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other stockholders.

What happens if the Special Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Special Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on such proposal.

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How can I find out the results of the voting at the Special Meeting?

Preliminary voting results are expected to be announced at the Special Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than September 26, 2012.

How can I find Alimera’s proxy materials on the Internet?

This proxy statement is available at our corporate website at www.alimerasciences.com. You also can obtain a copy without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

How do I obtain a separate set of Alimera’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.

Can I receive future proxy materials electronically?

Yes. This proxy statement is available on our investor relations website located at http://investor.alimerasciences.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our meetings and will give you an automatic link to the proxy voting site.

Whom should I call if I have any questions?

If you have any questions, would like additional Alimera proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, Alimera Sciences, Inc., 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005 or by telephone at (310) 954-1105.

Can I submit a proposal for inclusion in the proxy statement for the 2013 annual meeting?

Stockholders of the Company may submit proper proposals for inclusion in our proxy statement and for consideration at our 2013 annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be considered for inclusion in our proxy materials for the 2013 annual meeting of stockholders, stockholder proposals must:

•	be received by the Secretary of the Company no later than the close of business on December 31, 2012; and

•	otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our bylaws.

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Unless we receive notice in the foregoing manner, the proxy holders shall have discretionary authority to vote for or against any such proposal presented at our 2013 annual meeting of stockholders. A copy of our bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. A current copy of our bylaws also is available at our corporate website at www.alimerasciences.com. Such requests and all notices of proposals and director nominations by stockholders should be sent to Alimera Sciences, Inc., 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005, Attention: Secretary of the Company.

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to be Held on, September 20, 2012

This proxy statement is available on-line at www.proxyvote.com.

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BACKGROUND AND OVERVIEW

Sale of Preferred Stock

On July 17, 2012, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a group of institutional investors, including both existing and new investors (the “Investors”) for the sale (the “Transaction”) of 1,000,000 shares of a newly created series of preferred stock, designated “Series A Convertible Preferred Stock,” par value $0.01 per share (the “Series A Preferred Stock”) and warrants (the “Warrants”) to purchase 300,000 shares of the Series A Preferred Stock. For each share of Series A Preferred Stock being purchased, the Investors will receive a Warrant to purchase 0.30 shares of Series A Preferred Stock. The Series A Preferred Stock is convertible into authorized but unissued shares of our common stock, par value $0.01 per share (the “Common Stock”).

The closing of the Transaction is subject to customary closing conditions, including, but not limited to, the approval of the Transaction by the majority of the votes cast on the proposal, either in person or by proxy, as required under the applicable regulations of the NASDAQ stock market, at a special meeting of the stockholders of the Company.

For each unit consisting of a share of Series A Preferred Stock and a Warrant, the Investors have agreed to pay a negotiated price of $40.00 (the “Original Purchase Price”), which is expected to result in gross proceeds to the Company of $40,000,000, before deducting expenses payable by the Company. We expect to use substantially all of the proceeds from the Transaction to fund the commercialization of ILUVIEN® in Germany, the United Kingdom and France. Upon approval of the proposal described herein and the closing of the Transaction, the Investors’ ownership of our Common Stock, assuming the conversion of all shares of Series A Preferred Stock and the exercise and subsequent conversion of all Warrants, will represent approximately 43.62% of all outstanding shares of Common Stock.

Rationale for the Proposed Transaction

In considering whether to approve the Transaction, our Board of Directors considered the timing and extent of our needs for additional capital and alternative transactions for raising such capital. The Board of Directors determined that the Transaction is in the best interest of us and our stockholders because, among other reasons:

•	The proceeds from the Transaction will allow us to commercialize our product, ILUVIEN®, in Germany, the United Kingdom and France on our own;

•

The initial conversion price of the Series A Preferred Stock, $2.91, was based on the average closing price of our Common Stock over the 30 trading-days period preceding the date of the Purchase Agreement, rather than a discount to our trading price;

•	A public transaction to raise capital would typically involve file-to-offer discounts to our trading price;

•	The Transaction does not require the payment of any investment advisor fees, underwriters’ discounts or commissions, as typically would be involved in a public transaction; and

•	The Transaction will enhance our capital base and provide additional certainty for the Company’s planning and operations.

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Securities Purchase Agreement

The following discussion of the Purchase Agreement provides only a summary of the material terms and conditions of the Purchase Agreement, and is qualified by reference to the Purchase Agreement attached as Exhibit A hereto.

The Purchase Agreement contains representations and warranties by us relating to, among other things, our corporate organization and capitalization, the due authorization of the Purchase Agreement and the shares to be issued, the lack of required governmental consents, litigation, intellectual property, compliance with other instruments, our filings with the SEC, including the financial statements included therein, internal controls, absence of certain events and changes, lack of undisclosed liabilities, our charter documents and registration rights.

The Purchase Agreement also contains representations and warranties by the Investors relating to, among other things, each Investor’s investment intent.

Until the earlier of the closing of the Transaction or the termination of the Purchase Agreement, we have agreed to conduct our business in the ordinary course of business consistent with past practices, and, without the prior written consent of Investors purchasing at least seventy percent (70%) of the Series A Preferred Stock pursuant to the Purchase Agreement (the “Investor Approval”), we have agreed not to redeem or repurchase any shares of any capital stock of the Company or other equity security or declare or pay any dividend or other distribution with respect to our common stock; split, combine or reclassify any shares of our capital stock or issue, sell or transfer any shares of any capital stock of the Company or other equity securities or the issuance or incurrence of any additional indebtedness outside of the ordinary course of business other than issuances pursuant to the Company’s equity incentive plans or Permitted Indebtedness (as defined below); undertake any material change our accounting methods or principles, except as required by a change in GAAP or as required by law; or dispose of any property or assets of the Company other than in the ordinary course of business. Also, prior to stockholder approval of the Transaction, without the Investor Approval, we have agreed not to pursue or agree to an alternative financing to the Transaction.

The closing of the Transaction is subject to certain conditions, including the approval of the Transaction by our stockholders, and other customary closing conditions.

The Purchase Agreement automatically terminates if the closing of the Transaction has not occurred on or before November 30, 2012; provided, however, that we and any Investor, with respect to such Investor, may, by mutual written agreement, extend the term of the Purchase Agreement beyond November 30, 2012.

Stockholders are not third-party beneficiaries under the Purchase Agreement and should not construe the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of us, the Investors or any of the Investors’ subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Terms of the Series A Convertible Preferred Stock

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are set forth in the Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”), to be filed with the Secretary of State of the State of Delaware prior to the closing of the Transaction.

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Each share of Series A Preferred Stock is convertible into Common Stock at any time at the option of the holder at the rate (the “Conversion Rate”) equal to the Original Purchase Price divided by the then current conversion price (the “Conversion Price”). The initial Conversion Price will be $2.91 and shall be subject to standard broad-based weighted average anti-dilution adjustments prior to the date on which the Company has received and publicly announces the approval by the U.S. Food and Drug Administration of the Company’s New Drug Application for ILUVIEN® (the “FDA Approval Date”), provided, that in no event shall the Conversion Price be adjusted below $1.00 (as adjusted for stock dividends, splits, combinations and similar events). Both the Original Purchase Price and the Conversion Price are subject to adjustments for stock dividends, splits, combinations and similar events. Each share of Series A Preferred Stock shall automatically be converted into Common Stock at the then applicable Conversion Rate upon the occurrence of the later to occur of both (i) the FDA Approval Date and (ii) the date on which Company consummates an equity financing transaction pursuant to which it sells to one or more third party investors either (A) Common Stock or (B) other equity securities that are convertible into Common Stock and that have rights, preference or privileges, senior to or on a parity with, the Series A Preferred Stock, in each case having an as-converted per share of Common Stock price of not less than $10.00 (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like) and that results in total gross proceeds to the Company of at least $30,000,000. The Series A Preferred Stock is not redeemable and shall not be convertible at the option of the Company, other than as set forth above.

The holders of Series A Preferred Stock will be entitled to receive dividends and other distributions on a pari passu basis with the holders of Common Stock on an as-converted basis. Except as otherwise set forth in the Certificate of Designation, the Series A Preferred Stock will vote together with the Common Stock on a converted basis as described therein.

In the event of a Liquidation Transaction, as defined below, holders of the Series A Preferred Stock will receive a payment equal to the greater of (a) one (1) times the Original Purchase Price (as adjusted for stock dividends, splits, combinations and similar events), plus any declared and unpaid dividends, per share of Series A Preferred Stock before any proceeds are distributed to the holders of Common Stock and (ii) the amount each holder of a share of Series A Preferred Stock would be entitled to receive had all shares of Series A Preferred Stock been converted into shares of Common Stock at the then applicable Conversion Price immediately prior to such Liquidation Transaction. Unless waived by the holders of at least 70% of the Series A Preferred Stock, voting together as a separate class, the following shall be deemed to constitute a Liquidation Transaction: (A) any acquisition of the Company by means of merger, consolidation, stock sale, tender offer, exchange offer or other form of corporate reorganization in which outstanding shares of the Company are exchanged or sold, in one transaction or a series of related transactions, for cash, securities, property or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, or any other person or group of affiliated persons and in which the holders of capital stock of the Company hold less than a majority of the voting power of the surviving entity and (B) any sale, transfer, exclusive license or lease of all or substantially all of the properties or assets of the Company and its subsidiaries (each of such transactions in clause (A) and (B), together with an actual liquidation, dissolution or winding up of the Company, a “Liquidation Transaction”), provided that none of the following shall be deemed to constitute a Liquidation Transaction: (x) a transaction for which the sole purpose is to change the state of the Company’s incorporation, (y) a transaction for which the sole purpose is to create a holding company that will hold no assets other than shares of the Company and that will have securities with rights, preferences, privileges and restrictions substantially similar to those of the Company and that are owned in substantially the same proportions by the persons who held such securities of the Company, in each case immediately prior to such transaction or (z) a license transaction entered into by the Company for the purpose of developing and/or commercializing one or more of the Company’s products, so long as such license transaction would not be reasonably considered to be a sale or license of all or substantially all of the assets of the Company.

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In addition, for so long as at least 37.5% of the shares of Series A Preferred Stock originally issued to the Investors at the closing of the Transaction are held by the initial Investors or their affiliates, the Company shall not, without first obtaining the Investor Approval: (i) increase or decrease the authorized number of shares of Series A Preferred Stock; (ii) authorize, create, issue or obligate itself to issue (by reclassification, merger or otherwise) any security (or any class or series thereof) or any indebtedness, in each case that has any rights, preferences or privileges senior to, or on a parity with, the Series A Preferred Stock, or any security convertible into or exercisable for any such security or indebtedness (other than the issuance of (A) up to an aggregate of $35,000,000 of indebtedness pursuant to the Company’s credit facility with Silicon Valley Bank and/or MidCap Financial, as the same may be amended, refinanced or resyndicated from time to time or (B) up to an aggregate of $500,000 of indebtedness pursuant to operating, capital or equipment leases entered into in the ordinary course of business (such indebtedness being the “Permitted Indebtedness”),; (iii) amend the Company’s certificate of incorporation (including by filing any new certificate of designation or elimination) or the Certificate of Designation, in each case in a manner that adversely affects the rights, preference or privileges of the Series A Preferred Stock; (iv) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any shares of Common Stock or Preferred Stock; provided, however, that this restriction shall not apply to (A) the redemption of rights issued pursuant to any “poison pill” rights plan or similar plan adopted by the Company after the closing of the Transaction or (B) the repurchases of stock from former employees, officers, directors or consultants who performed services for the Company in connection with the cessation of such employment or service pursuant to the terms of existing agreements with such individuals; (v) declare or pay any dividend or distribution on any shares of capital stock; provided, however, that this restriction shall not apply to (A) dividends payable to holders of Common Stock that consist solely of shares of Common Stock for which adjustment to the Conversion Price of the Series A Preferred Stock is made pursuant to the Certificate of Designation or (B) dividends or distributions issued pro rata to all holders of capital stock (on an as-converted basis) in connection with the implementation of a “poison pill” rights plan or similar plan by the Company; (vi) authorize or approve any increase to the number of aggregate shares of capital stock reserved for issuance pursuant to stock option, stock purchase plans or other equity incentive plans of the Company such that the total aggregate number of shares issued under such plans and reserved for issuance under such plans (on an as-converted basis) exceeds the number of shares issued and reserved for issuance under such plans (on an as-converted basis) on the date of the closing of the Transaction by more than 20% (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like), provided that any increases resulting solely from the annual increases resulting from the “evergreen” provisions of the Company’s equity incentive plans in effect on the date of the closing of the Transaction shall not be subject to this restriction and shall not be included for purposes of determining whether such 20% increase has occurred; (vii) issue stock or other equity securities of any subsidiary of the Company (other than to the Company or another wholly-owned subsidiary of the Company) or declare or pay any dividend or other distribution of cash, shares or other assets or redemption or repurchase of shares of any subsidiary of the Company; or (viii) incur any secured indebtedness other than any Permitted Indebtedness.

A copy of the complete Certificate of Designation of the Series A Preferred Stock is attached as Exhibit B to this proxy statement.

Terms of the Warrants

The per share exercise price of the Warrants is $44.00. The Warrants will be exercisable beginning on the original date of issuance and will expire on the earlier of (i) immediately following the consummation of a Sale Event (for cash or freely tradable securities), if the Warrants are not exercised at or prior to consummation of the Sale Event or (ii) the date that is five (5) years after the closing of the Transaction. At the election of the holders of the Warrants, the Warrants may be exercised for the number of shares of Common Stock then issuable upon conversion of the Series A Preferred Stock that would otherwise be issued upon such exercise.

A copy of the complete form of Warrant is attached as Exhibit C to this proxy statement.

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Registration of the Underlying Common Stock

Pursuant to the Purchase Agreement, the Company and the Investors, Palo Alto Investors, LLC (“PAI”), Sofinnova Venture Partners VIII, L.P. (“Sofinnova”) and Growth Equity Opportunities Fund III, LLC (“Growth Equity”), will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), whereby the Company will be required to file on or before the date that is 45 days from the closing of the Transaction an “evergreen” shelf registration statement pursuant to the Securities Act to register the shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued and sold in the Transaction to PAI, Sofinnova and Growth Equity (the “Conversion Shares”), and the shares of Common Stock issuable upon exercise of the Warrants or issuable upon conversion of the Series A Preferred Stock issuable upon exercise of the Warrants issued to PAI, Sofinnova and Growth Equity (the “Warrant Shares,” and together with the Conversion Shares, the “Registrable Securities”) for resale. The Registration Rights Agreement also contains provisions for “demand registration rights,” pursuant to which the Investors may require the Company to register or all or a portion of their Registrable Securities and offer them for resale in an underwritten offering, and “piggyback registration rights” pursuant to which the Investors may include their Registrable Securities in any future registration statement filed by the Company, with certain exceptions as set forth in the Registration Rights Agreement. In addition, the Company agreed to use reasonable best efforts to keep the registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective, and to keep the registration statement and any related prospectuses or prospectus supplement free of any material misstatements or omissions, until the date on which the Company shall have obtained a written opinion of legal counsel reasonably satisfactory to the Investors and addressed to the Company and the Investors to the effect that the Registrable Securities may be publicly offered for sale in the United States by the Investors or any subsidiary of such Investor without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act. The following discussion of the Registration Rights Agreement provides only a summary of the material terms and conditions of the Registration Rights Agreement, and is qualified by reference to the Registration Rights Agreement attached as Exhibit D hereto.

Demand Registration Rights

Under the Registration Rights Agreement, after March 1, 2013 and prior to the date on which the Company shall have a obtained a written opinion of legal counsel reasonably satisfactory to the Investors and addressed to the Company and the Investors to the effect that the Registrable Securities may be publicly offered for sale in the United States by the Investors or any subsidiary of such Investor without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act, each of PAI and Sofinnova have the right to require that we register all or a portion of their Registrable Securities. We are only obligated to effect one registration for each of PAI and Sofinnova in response to these demand registration rights. We may postpone the filing of a registration statement for up to 90 days once in any 12-month period if our Board of Directors determined in good faith that the filing would be seriously detrimental to our stockholders or to us. The underwriters of any underwritten offering have the right to limit the number of shares to be included in a registration statement filed in response to the exercise of these demand registration rights. We must pay all expenses, except for underwriters’ discounts and commissions, incurred in connection with these demand registration rights.

Piggyback Registration Rights

If we register any securities for public sale, under the Registration Rights Agreement, the Investors have the right to include their shares in the registration, subject to specified exceptions. The underwriters of any underwritten offering have the right to limit the number of shares registered by the Investors due to marketing reasons. We must pay all expenses, except for underwriters’ discounts and commissions incurred in connection with these piggyback registration rights.

Stockholder Support Letters

In connection with the Transaction, stockholders holding approximately 56% of the Company’s Common Stock as of July 17, 2012, have entered into separate agreements with us whereby they have agreed to vote all of the shares of our Common Stock beneficially owned by them as of the record date of the Special Meeting in favor of the Transaction, and have granted an irrevocable proxy to us to vote such shares of Common Stock in favor of the Transaction. As a result, we expect that the proposal will be approved at the Special Meeting.

Investor Representation on the Company’s Board of Directors

Pursuant to the Purchase Agreement, conditioned on the closing of the Transaction, the Company agreed to increase the number of directors on the Company’s Board of Directors from eight (8) directors to nine (9) directors. Pursuant to the Certificate of Designation, for as long as Sofinnova, together with its affiliates, continues to hold at least 50% of the shares of Series A Preferred Stock originally issued to Sofinnova at the closing under the Purchase Agreement (or shares of Common Stock issued upon conversion thereof), the holders of Series A Preferred Stock, voting as single class, shall be entitled to elect, at any election of the Company’s Class II Directors, one individual to serve as a Class II Director (the “Series A Director”), who shall be designated by Sofinnova. The initial Series A Director will be appointed as of the closing of the Transaction and is currently expected to be Garheng Kong. At the closing of the Transaction, the Series A Director will also enter into an indemnification agreement requiring the Company to indemnify him to the fullest extent permitted under Delaware law with respect to his or her service as a director. The indemnification agreement will be in the form entered into with the Company’s other directors and executive officers. This form is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-162782), which was declared effective by the Securities and Exchange Commission (the “SEC”) on April 21, 2010.

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Amendment to Our Bylaws

In connection with the Transaction, on July 16, 2012, the Board of Directors approved an amendment to the Amended and Restated Bylaws of the Company, which amendment shall be effective upon and subject to the closing of the Transaction, to provide that the holders of Series A Preferred Stock may take any exclusive action required or permitted to be taken by the stockholders holding Series A Preferred Stock pursuant to the Certificate of Designation by written consent at any time.

NASDAQ Listing Rules

Under NASDAQ Listing Rule 5635(b), prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer (the “NASDAQ Change of Control Rule”). NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the closing of the Transaction, PAI, one of the Investors, assuming the exercise and subsequent conversion of its Warrant (but no other Warrants) and the conversion of its Series A Preferred Stock and including the number of shares of Common Stock currently owned by PAI, will own approximately 14,356,633 shares of the Common Stock, which is expected to represent approximately 29.12% of the total voting power of the Company’s voting securities following the closing of the Transaction. We seek your approval of the proposal in order to satisfy the requirements of the NASDAQ Change of Control Rule with respect to the issuance of the Series A Preferred Stock.

In addition, under NASDAQ Listing Rule 5635(d), prior stockholder approval is required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock (the “NASDAQ Private Placement Rule”). The initial Conversion Price of $2.91 may be less than the greater of the book or market value of our Common Stock immediately before the closing of the Transaction. In addition, the terms of the Series A Preferred Stock contain weighted average anti-dilution adjustments that could result in the Conversion Price being reduced in the future to an amount that is less than the greater of the book or market value of our Common Stock immediately before the closing of the Transaction. This would occur in the event of certain issuances of securities or if we elect to enter into certain transactions in the future that would trigger such anti-dilution adjustments. If the proposal is approved, the issuance of our Common Stock upon conversion of the Series A Preferred Stock and the conversion of the Series A Preferred Stock issued upon exercise of the Warrants will exceed 20% of our Common Stock currently outstanding. Because the Conversion Price in the future (due to anti-dilution adjustments) may be below the greater of the book or market value of our Common Stock immediately prior to the closing of the Transaction, we believe the NASDAQ Private Placement Rule requires that we obtain stockholder approval of the Series A Preferred Stock issued in the Transaction. Therefore, in addition to satisfying the requirements of the NASDAQ Change of Control Rule, we seek your approval of the proposal in order to satisfy the requirements of the NASDAQ Private Placement Rule.

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Effects of Approval of the Proposal on Current Stockholders

If the proposal is approved, the sale of the Series A Preferred Stock and the issuance of the Series A Preferred upon the exercise of the Warrants will dilute each existing stockholder’s (other than those stockholders that are also Investors) proportionate ownership and voting power. Since the shares sold in the Transaction will not have any voting restrictions, the Transaction could have the effect of delaying or preventing a change in control not favored by the Investors. In addition, as a result of the Transaction, PAI would have considerable influence in our day-to-day affairs and/or determining the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including the election of directors and approval of mergers, consolidations or the sale of all or substantially all of our assets.

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MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL: APPROVAL OF THE ISSUANCE OF PREFERRED STOCK CONVERTIBLE INTO OUR COMMON STOCK OUTSTANDING UNDER CIRCUMSTANCES WHICH REQUIRE STOCKHOLDER APPROVAL PURSUANT TO APPLICABLE NASDAQ LISTING RULES

Our Common Stock is listed on the NASDAQ Global Market, and therefore we are subject to the NASDAQ Listing Rules. Under the NASDAQ Change of Control Rule, prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the closing of the Transaction, PAI, one of the Investors, assuming the exercise and subsequent conversion of its Warrant (but no other Warrants) and the conversion of its Series A Preferred Stock and including the number of shares of Common Stock currently owned by PAI, will own approximately 14,356,633 shares of the Common Stock, which is expected to represent approximately 29.12% of the total voting power of the Company’s voting securities following the closing of the Transaction. Therefore, stockholder approval is required for purposes of the NASDAQ Change of Control Rule and we seek your approval of the proposal in order to satisfy the requirements of the NASDAQ Change of Control Rule with respect to the issuance of the Series A Preferred Stock to PAI.

In addition, under the NASDAQ Private Placement Rule, prior stockholder approval is required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock. The initial Conversion Price of $2.91 may be less than the greater of the book or market value of our Common Stock immediately before the closing of the Transaction. In addition, the terms of the Series A Preferred Stock contain weighted average anti-dilution adjustments that could result in the Conversion Price being reduced in the future to an amount that is less than the greater of the book or market value of our Common Stock immediately before the closing of the Transaction. This would occur in the event of certain issuances of securities or if we elect to enter into certain transactions in the future that would trigger such anti-dilution adjustments. If the proposal is approved, the issuance of our Common Stock upon conversion of the Series A Preferred Stock and the conversion of the Series A Preferred Stock issued upon the exercise of the Warrants will exceed 20% of our Common Stock currently outstanding. Because the Conversion Price in the future (due to anti-dilution adjustments) may be below the greater of the book or market value of our Common Stock immediately before the closing of the Transaction, we believe the NASDAQ Private Placement Rule requires that we obtain stockholder approval of the issuance of the Series A Preferred Stock and Warrants in the Transaction. We seek your approval of the proposal in order to satisfy the requirements of the NASDAQ Private Placement Rule.

In the event that the proposal is not approved by stockholders as submitted hereby, the Transaction will not be consummated.

The approval of the change of control under NASDAQ Listing Rules resulting from the Transaction and the transactions contemplated thereby, including the issuance of our Common Stock upon conversion of the Series A Preferred Stock, and the approval of the issuance of securities convertible into more than 20% of our Common Stock currently outstanding at a price that may be less than the greater of book or market value of our Common Stock each requires the affirmative vote of a majority of the total votes cast on the proposal at the Special Meeting, either in person or by proxy. Abstentions and broker “non-votes” will have no effect with respect to the approval of the change of control under NASDAQ Listing Rules resulting from the Transaction and the issuance of securities convertible into more than 20% of our Common Stock currently outstanding at a price less than the greater of book or market value of our Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE THE PROXY CARD “FOR” THE PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our Common Stock as of August 10, 2012, by:

•	each stockholder, or group of affiliated stockholders, known to us to beneficially own more than 5% of our outstanding Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

The table below is based upon information supplied by directors, executive officers and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through August 10, 2012.

The percentage ownership is based upon 31,432,445 shares of Common Stock outstanding as of August 10, 2012.

For purposes of the table below, we deem shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 10, 2012 and Common Stock subject to restricted stock unit awards that will vest within 60 days of August 10, 2012 to be outstanding and to be beneficially owned by the person holding the options, warrants or restricted stock unit award for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders (other than our executive officers and directors)
BAVP, LP	4,863,094	(2)	15.5%
950 Tower Lane, Suite 700
Foster City, California 94404
Domain Associates, L.L.C.	4,189,427	(3)	13.3%
One Palmer Square
Princeton, New Jersey 08542
Intersouth Partners	4,877,480	(4)	15.5%
406 Blackwell Street, Suite 200
Durham, North Carolina 27701
Polaris Venture Partners	3,308,355	(5)	10.5%
1000 Winter Street, Suite 3350
Waltham, Massachusetts 02451
Columbia Wanger Asset Management, LLC	2,513,680	(6)	8.0%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
Palo Alto Investors, LLC	3,634,984	(7)	11.6%
470 University Avenue
Palo Alto, California 94301

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Name and Address of Beneficial Owner(1)	Number of Share Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers
Glen Bradley, Ph.D.	13,750 (8)	*
Mark J. Brooks	4,882,312 (9)	15.5%
Susan Caballa	292,044 (10)	*
Richard S. Eiswirth	362,779 (11)	1.1%
Kenneth Green, Ph.D.	405,631 (12)	1.3%
Brian K. Halak, Ph.D.	4,208,645 (13)	13.4%
David Holland	325,674 (14)	1.0%
James R. Largent	12,500 (15)	*
C. Daniel Myers	745,304 (16)	2.3%
Peter J. Pizzo, III	28,750 (17)	*
Calvin W. Roberts, M.D.	404,220 (18)	1.3%
Philip R. Tracy	4,896,698 (19)	15.6%
All current directors and executive officers as a group (12 persons)	16,578,307 (20)	49.7%

* Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Alimera Sciences, Inc., 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005.
(2)	The general partner of BAVP, L.P. is Scale Venture Management I, LLC. The managing members of Scale Venture Management I, LLC share voting and investment power with respect to these shares. Mark J. Brooks, a member of our board of directors, is a managing member of Scale Venture Management I, LLC, and shares voting and investment power with the three other managing members of Scale Venture Management I, LLC. Mr. Brooks disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(3)	Represents 4,129,773 shares held by Domain Partners VI, L.P. and 40,790 shares held by DP VI Associates, L.P and 18,864 shares held by One Palmer Square Associates VI, L.L.C. The managing members of One Palmer Square Associates VI, L.L.C., the general partner of Domain Partners VI, L.P. and DP VI Associates, L.P., share voting and investment power with respect to these shares. Brian Halak, Ph.D., a member of our board of directors, is a member of One Palmer Square Associates VI, LLC, but has no voting or investment power and disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(4)	Represents 73,590 shares held by Intersouth Affiliates V, L.P.; 1,605,743 shares held by Intersouth Partners V, L.P.; 2,053,381 shares held by Intersouth Partners VI, L.P.; and 1,144,766 shares held by Intersouth Partners VII, L.P. Philip R. Tracy, a member of and the chairman of our board of directors, is a member of each of Intersouth Associates V, LLC, Intersouth Associates VI, LLC and Intersouth Associates VII, LLC. Pursuant to powers of attorney granted by each of Intersouth Associates V, LLC, Intersouth Associates VI, LLC and Intersouth Associates VII, LLC, Mr. Tracy shares voting power with respect to the securities owned by the entities for which these entities serve as general partners. Mr. Tracy disclaims beneficial ownership of these shares held by Intersouth Affiliates V, L.P., Intersouth Partners V, L.P., Intersouth Partners VI, L.P., and Intersouth Partners VII, L.P., except to the extent of his pecuniary interest therein.

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(5)	Represents 3,247,811 shares held by Polaris Venture Partners IV, L.P. and 60,544 shares held by Polaris Venture Entrepreneurs’ Fund IV, L.P. Polaris Venture Management Co., IV, L.L.C., is the sole general partner of Polaris Venture Partners IV, L.P. and Polaris Venture Partners Entrepreneurs’ Fund IV, L.P.
(6)	The shares reported herein include shares held by Columbia Acorn Trust (CAT), a Massachusetts business trust that is advised by the reporting person. CAT holds 6.9% of the outstanding shares of Common Stock.
(7)	Represents 750,191 shares held by Micro Cap Partners, L.P. (“Micro Cap”), 1,216,563 shares held by Palo Alto Healthcare Master Fund, L.P. (“Healthcare Master”) and 1,668,230 shares held by Palo Alto Healthcare Master Fund II, L.P. (“Healthcare Master II”). Palo Alto Investors, Inc. (“PAI Corp”) is the manager of Palo Alto Investors, LLC (“PAI LLC”). William Leland Edwards is the controlling shareholder of PAI Corp. Dr. Anthony Joonkyoo Yun is the President of PAI LLC and PAI Corp. PAI LLC, PAI Corp, Mr. Edwards and Dr. Yun filed Schedule 13G jointly, but not as members of a group, and each of them expressly disclaims membership in a group. Each of PAI Corp. PAI LLC, PAI Corp, Mr. Edwards and Dr. Yun disclaims beneficial ownership of the shares except to the extent of their respective pecuniary interest therein. In addition, Healthcare Master II should not be construed as a member of a group, and it disclaims that it is a beneficial owner. PAI LLC is a registered investment adviser and is the general partner and investment adviser of Healthcare Master II and other investment limited partnerships, and is the investment adviser to other investment funds. PAI LLC’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the share No individual client, other than Healthcare Master II, separately holds more than five percent of the outstanding shares of the Company.
(8)	Includes 13,750 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 13,750 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(9)	Mr. Brooks is a managing member of Scale Venture Management I, LLC, the general partner of BAVP, LP. Mr. Brooks is one of four managing members of Scale Venture Management I, LLC who share voting and investment power with respect to these shares. Mr. Brooks disclaims beneficial ownership of the shares held by BAVP, LP referenced in footnote (2) above, except to the extent of his pecuniary interest therein. Includes 19,218 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 3,282 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(10)	Includes 227,247 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 104,053 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(11)	Includes 348,017 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 259,136 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(12)	Includes 394,499 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 160,231 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(13)	Dr. Halak is affiliated with Domain Associates L.L.C. Dr. Halak disclaims beneficial ownership of the shares held by the entities affiliated with Domain Associates referenced in footnote (3) above, except to the extent of his pecuniary interest therein. Includes 19,218 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 3,282 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(14)	Includes 196,840 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 125,107 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(15)	Includes 12,500 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 15,000 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(16)	Includes 588,855 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 433,399 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012. Includes 144,764 shares held in joint tenancy with Mr. Myers’ spouse and pledged or held in a margin account with a brokerage firm.

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(17)	Includes 26,250 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 8,750 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(18)	Includes 36,866 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012, 39,706 shares issuable upon exercise of warrants exercisable within 60 days of August 10, 2012, 40,587 shares held by Calvin W. Roberts MD PC Pension Plan and 60,200 shares held in trust with indirect ownership. Mr. Roberts disclaims beneficial ownership of the share held in trust. Excludes 3,282 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(19)	Mr. Tracy is affiliated with Intersouth Partners. Mr. Tracy disclaims beneficial ownership of the shares held by the entities affiliated with Intersouth Partners referenced in footnote (4) above, except to the extent of his pecuniary interest therein. Includes 19,218 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012. Excludes 3,282 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.
(20)	Includes 1,894,478 shares issuable upon exercise of options exercisable within 60 days of August 10, 2012, 39,706 shares issuable upon of a warrant exercisable within 60 days of August 10, 2012, 40,587 shares held by Calvin W. Roberts MD PC Pension Plan, 60,200 shares held in trust with indirect ownership, which Mr. Roberts disclaims beneficial ownership thereof and 144,764 shares held in joint tenancy by an executive and his spouse and pledged or held in a margin account with a brokerage firm. Excludes 1,132,554 shares of Common Stock subject to options that are not exercisable within 60 days of August 10, 2012.

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose information to you by referring you to those documents. The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superseded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein. This proxy statement incorporates by reference the information set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which the Company has filed with the SEC on March 30, 2012, and the Company’s Quarterly Reports filed for the quarterly periods ended March 31, 2012 and June 30, 2012 filed with the SEC, respectively, on May 11, 2012 and August 14, 2012.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the board nor management intends to being before the meeting any business other than the matters referred to in the Notice of Special Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations

Alimera Sciences, Inc.

6120 Windward Parkway,

Suite 290

Alpharetta, Georgia 30005

or

Call (310) 954-1105

It is important that your shares are represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote by using the Internet, by telephone or by signing and returning the enclosed proxy card, so your shares will be represented at the Special Meeting.

The form of proxy and this proxy statement have been approved by the board of directors and are being mailed to stockholders by its authority.

The Board of Directors of Alimera Sciences, Inc.

Alpharetta, Georgia

August 24, 2012

19

Exhibit A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (as may be amended or restated, this “Agreement”) is dated as of July 17, 2012, between Alimera Sciences, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser”, and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and

WHEREAS, certain of the Company’s stockholders have entered into separate support letters (the “Support Letters”) whereby such stockholders have agreed to vote their shares in favor of the transactions contemplated by this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the preamble to this Agreement.

“Beneficial Ownership” shall have the meaning ascribed to such term in Section 4.10(d).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“CDA” shall have the meaning ascribed to such term in Section 3.2(d).

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing 8-K” shall have the meaning ascribed to such term in Section 4.2.

“Closing Date” means the Trading Day mutually agreed upon by the Company and the Purchasers purchasing at least 70% of the Units at such Closing not later than three (3) Business Days following the date of the Stockholder Approval, provided, that, the conditions set forth in Sections 2.3(a) and 2.3(b) have been satisfied or waived but, pursuant to Section 5.1, in no event later than November 30, 2012.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company” shall have the meaning ascribed to such term in the preamble to this Agreement.

“Company Counsel” means Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP with offices located at 850 Winter Street, Waltham, MA 02451.

“Company Stockholders Meeting” shall have the meaning ascribed to such term in Section 4.10(a).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of each of the Shares.

“Enforceability Exceptions” shall have the meaning ascribed to such term in Section 3.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FDA” means the U.S. Food and Drug Administration.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(f).

“Intellectual Property Licenses” shall have the meaning ascribed to such term in Section 3.1(i).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(i).

“Knowledge of the Company” or “Knowledge” means the actual knowledge, after reasonable due inquiry, of each of C. Daniel Myers and Richard S. Eiswirth, Jr., and, solely with respect to Section 3.1(o), the actual knowledge, after due inquiry, of Susan Caballa.

“Lead Purchaser” means Palo Alto Investors, LLC a California limited liability company.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction that has the practical effect of creating any of the foregoing.

“Management Rights Letter” means a management rights letter substantially in the form of Exhibit B attached hereto.

“Material Adverse Effect” means: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the Company’s authority or ability to perform on a timely basis in any material respect its obligations under any Transaction Document or (iii) a material adverse change in the results of operations, assets, business or condition (financial or otherwise) of the Company.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(q).

“Per Share Purchase Price” means $40.00 per share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the Series A Preferred Stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Press Release” shall have the meaning ascribed to such term in Section 4.2.

“Press Release 8-K” shall have the meaning ascribed to such term in Section 4.2.

“Prospectus” means the final prospectus filed for the Registration Statement, including the documents incorporated by reference in the Registration Statement, and the documents incorporated by reference in such final prospectus.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that shall be filed with the Commission and delivered by the Company to each Purchaser at the Closing, including the documents incorporated by reference therein.

“Proxy Statement” shall have the meaning ascribed to such term in Section 4.10(a)

“Purchaser” and “Purchasers” shall have the meaning ascribed to such terms in the preamble to this Agreement.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.4.

“Registration Statement” means the effective registration statement filed with the Commission on May 27, 2011 (File No. 333-174586), which registers the sale of the Shares, the Common Stock issuable upon conversion of the Shares, the Warrants, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Warrant Shares to the Purchasers.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(e).

“Second Lead Purchaser” means Sofinnova Venture Partners VIII, L.P., a Delaware limited partnership.

“Securities” means the Shares, the Conversion Shares, the Warrants, and the Warrant Shares.

“Securities Act” shall have the meaning ascribed to such term in the recitals to this Agreement.

“Shares” means the shares of Preferred Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Preferred Stock or Common Stock).

“Stockholder Approval” shall the meaning ascribed to such term in Section 2.3(c).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder, in United States dollars and in immediately available funds, the amount as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount;”

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successor exchanges of any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Support Letters, the Management Rights Letter and the Registration Rights Agreement.

“Transfer Agent” means American Stock Transfer & Trust Company, with a mailing address of 59 Maiden Lane, New York, NY 10038-4667, and a telephone number of (212) 936-5100, and any successor transfer agent of the Company.

“Unit” means one share of Preferred Stock and a Warrant to purchase 0.30 shares of Preferred Stock.

“Warrant” means a warrant to purchase shares of Preferred Stock delivered to the Purchasers at the Closing in accordance with Section 2.2(a)(iii), in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Preferred Stock or Common Stock, as the case may be, issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units equal to the quotient resulting from dividing (a) the applicable Subscription Amount for such Purchaser by (b) the Per Share Purchase Price, provided that any Purchaser may cause one or more investment funds that are Affiliates of such Purchaser to purchase the number of Units allocated to such Purchaser. On the Closing Date, each Purchaser purchasing Units at a Closing (or such investment fund) shall deliver to the Company, via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount, and the Company shall deliver to such Purchaser its respective Shares and Warrants as determined pursuant to Section 2.2(a), and the Company and such Purchaser shall deliver the other items set forth in Section 2.2. The Closing shall occur at the offices of Company Counsel or such other location as the Company and the Purchasers purchasing at least 70% of the Units being purchased by all Purchasers at the Closing shall mutually agree. The Company shall not be obligated to issue Units for an aggregate Subscription Amount in excess of $40,000,000.00 hereunder.

2.2 Deliveries.

(a) Company Deliverables. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser purchasing Units at the Closing the following:

(i) solely in the case of the Second Lead Purchaser, the Management Rights Letter, duly executed by the Company;

(ii) a copy of the irrevocable instructions to the Transfer Agent, duly executed by the Company, instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company’s Deposit or Withdrawal at Custodian system Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser, to the account(s) identified by such Purchaser;

(iii) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Preferred Stock equal to 30% of such Purchaser’s Shares, with an initial exercise price per share equal to 110% of the Per Share Purchase Price, (such Warrant may be delivered within three (3) Trading Days of the Closing Date), duly executed by the Company;

(iv) the Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act);

(v) a legal opinion of Company Counsel, addressed to the Purchasers and dated the Closing Date, substantially in the form of Exhibit C attached hereto;

(vi) a certificate of the Secretary of the Company, dated as of the Closing Date, (A) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Units, (B) certifying that the shareholders of the Company have adopted resolutions approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Units, (C) certifying the current versions of the certificate of incorporation, as amended, and bylaws of the Company, and (D) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(vii) an officer’s certificate certifying that the conditions to close found in Section 2.3(b)(i) and (ii) have been satisfied;

(viii) a copy of the Registration Rights Agreement executed by the Company; and

(ix) an executed copy of an indemnification agreement with the director of the Company designated by the Second Lead Purchaser.

(b) Purchasers’ Deliverables. On or prior to the Closing Date, each Purchaser purchasing Units at the Closing shall deliver or cause to be delivered to the Company the following:

(i) such Purchaser’s Subscription Amount by wire transfer to the account specified by the Company;

(ii) solely in the case of the Second Lead Purchaser, a copy of the Second Lead Purchaser’s Management Rights Letter executed by the Second Lead Purchaser;

(iii) a copy of the Registration Rights Agreement executed by such Purchaser; and

(iv) solely in the case of the Second Lead Purchaser, an executed copy of the indemnification agreement referred to in Section 2.2(a)(ix) above.

2.3 Closing Conditions.

(a) Company Conditions to Close. The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived by the Company:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b).

(b) Purchasers’ Conditions to Close. The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met or waived by Purchasers purchasing at least 70% of the Units at Closing:

(i) (A) the accuracy in all material respects when made of the representations and warranties of the Company contained herein, (B) the accuracy in all material respects of the representations and warranties of the Company contained in Sections 3.1(a)—(f) and (s) on the Closing Date and (C) the accuracy of the representations and warranties of the Company contained in Sections 3.1(g)—(r) on the Closing Date, except where any inaccuracies in the representations and warranties in Sections 3.1(g)—(r) do not constitute a Material Adverse Effect;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a);

(iv) since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect with respect to the Company; provided, however, that no event, change or effect to the extent arising out of, resulting from or attributable to any of the following shall be deemed to constitute, nor be taken into account in determining whether any event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect with respect to the Company: (A) changes in the Company’s industry or the overall economy, the securities markets, financial markets or capital markets of the United States or worldwide generally; (B) general worldwide economic, business or political conditions; (C) any act of war (whether or not declared), sabotage, terrorism, military action or the escalation thereof; (D) any change in accounting requirements or principles or any change in applicable laws, rules or regulations, provided such change is not applicable solely to the Company; (E) any event, change or effect resulting from the announcement of this Agreement in compliance with the terms of this Agreement, and/or pendency of the transactions contemplated by this Agreement; (F) earthquakes, hurricanes, floods or other natural disasters; (G) any failure, in and of itself, by the Company to meet any internal or published financial projections, predictions, estimates or expectations for any period ending on or after the date of this Agreement; (H) actions taken or the failure to take action as a result of the covenants or restrictions set forth in this Agreement (I) continued losses from operations or decreases in cash balances of the Company, in either case incurred in or resulting from the ordinary course of the Company’s business; (J) any decline in the trading price of the Common Stock; or (K) any event, change or effect relating to the review of the Commission or the Trading Market of the transactions contemplated by this Agreement, including, without limitation, the Proxy Statement and the additional listing application relating to the Securities, except, in case of clause (A), (B), (C) or (D), to the extent that such change, effect, event, matter, occurrence or state of facts has a materially disproportionate effect on the Company relative to similarly-situated companies in the industry in which the Company operates;

(v) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission;

(vi) the Common Stock shall be registered under the Exchange Act and, as of the Closing Date, the Common Stock shall be listed and admitted and authorized for trading on the Trading Market, and, upon request, reasonably satisfactory evidence of such actions shall have been provided to counsel to the Purchasers;

(vii) the Company shall have taken no action designed to, or reasonably likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor shall the Company have received any written information from the Commission or the Trading Market, as applicable, suggesting that the Commission or the Trading Market, as applicable, is contemplating terminating such registration or listing;

(viii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Trading Market (except for (A) any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing and (B) any suspension of trading in securities generally as reported by Bloomberg L.P.);

(ix) no action shall have been taken and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(x) approval of ILUVIEN shall not have been revoked in any jurisdiction in which such drug was, as of the date hereof, approved and authorized by the proper governmental authority for sale and distribution.

(c) Company Stockholder Approval. The approval by the Company’s stockholders of the transactions contemplated by this Agreement (the “Stockholder Approval”) shall have been obtained by the Company.

(d) Board of Directors. The Board of Directors shall have appointed, effective as of the Closing, Garheng Kong (or such other individual designated by the Second Lead Purchaser, which other individual is acceptable to the Company) to the Board of Directors of the Company, to serve as a Class II Director.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a) Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its Restated Certificate of Incorporation. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have or reasonably be expected to result in a Material Adverse Effect. The Company does not have any direct or indirect subsidiaries.

(b) Authorization; Enforcement. Subject to obtaining Stockholder Approval, the Company has all requisite corporate power and corporate authority to enter into and to perform its obligations under the Transaction Documents, to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, and to issue (or reserve for issuance) the Securities in accordance with the terms thereof. Subject to obtaining Stockholder Approval, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof (including the issuance of the Securities) have been duly authorized by all necessary corporate action on the part of the Company, and no further action is required by the Company or the Board of Directors. This Agreement and each of the other Transaction Documents has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by applicable laws or public policy underlying such laws (collectively, the “Enforceability Exceptions”).

(c) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and after obtaining Stockholder Approval, the issuance of the Securities and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s Restated Certificate of Incorporation or bylaws, (ii) conflict with, violate, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) or by which any property or asset of the Company is bound or affected; except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than: (i) the filings required pursuant to Sections 4.2 and 4.10, (ii) the filing with the Commission of the Prospectus Supplement, (iii) a Notification Form: Listing of Additional Shares and Notification Form: Change in the Number of Shares Outstanding to the Trading Market for the listing of the Conversion Shares for trading thereon (iv) such filings as are required to be made under applicable state securities laws, and (v) the Stockholder Approval.

(e) Issuance of the Securities; Registration. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrants are duly authorized, and when duly executed and delivered by the Company in accordance with the applicable Transaction Documents, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as limited by the Enforceability Exceptions. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Conversion Shares, when issued in accordance with the Company’s Certificate of Incorporation, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Preferred Stock issuable pursuant to this Agreement and the Warrants as of the date hereof and the maximum number of Conversion Shares issuable upon conversion of the Shares and the Warrant Shares as of the date hereof. The Units, Shares, Warrants and Common Stock conform as to legal matters in all material respects to the respective descriptions thereof contained in the Registration Statement, Prospectus and Prospectus Supplement and such descriptions conform to the rights set forth in the instruments defining the same. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on June 17, 2011, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Knowledge of the Company, are threatened by the Commission. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the date of the Prospectus Supplement and at the Closing Date, the Prospectus Supplement, when taken together with the Prospectus, and any amendments or supplements thereto, when taken together with the Prospectus and Prospectus Supplement and any amendments and supplements thereto prior to such date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder.

(f) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (all of the foregoing and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Reports. To the Knowledge of the Company, none of the SEC Reports, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to, or identified in, Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports, the Prospectus and the Prospectus Supplement complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly presented in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission and (C) additional fees paid or payable in connection with the pursuit of approval of ILUVIEN with the FDA to the consultant referenced in filings made with the Commission, (iii) the Company has not altered its method of accounting (other than in accordance with pronouncements under GAAP), (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information other than with respect to Exhibit 10.35 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 11, 2012.

(h) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(i) Intellectual Property. The Company owns, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights sufficient for the operation of its business as described in the SEC Reports and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) within the two (2) year period prior to the date of this Agreement that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned within two (2) years after the date of this Agreement. Except as otherwise described in the SEC Reports, the licenses relating to Intellectual Property Rights described in the SEC Reports, the Prospectus and the Prospectus Supplement (the “Intellectual Property Licenses”) are valid, binding upon and enforceable against the Company, and to the Knowledge of the Company, against the parties thereto, in accordance with their terms. The Company has complied in all material respects with, and is not in breach nor has received any written claim of breach of, any Intellectual Property License, and the Company has no Knowledge of any breach or anticipated breach by any other Person to any Intellectual Property License. The Company is not in breach of that certain Amended and Restated Collaboration Agreement by and between pSivida, Inc. (f/k/a/Control Delivery Systems, Inc.) and the Company, dated as of March 14, 2008. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise does not have any Knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to result in a Material Adverse Effect. To the Knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Since the end of the period covered by the most recently filed periodic report under the Exchange Act, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

(k) Certain Fees. Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(k) that may be due in connection with the transactions contemplated by the Transaction Documents.

(l) Investment Company. The Company is not and immediately after receipt of payment for the Securities will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

(n) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(o) Regulatory Permits; FDA. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities (including, without limitation, those from the FDA and any other federal, state, local or foreign regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect. There is no pending, completed or, to the Knowledge of the Company, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, and the Company has not received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) imposes a clinical hold on any clinical investigation by the Company, (ii) enjoins production at any facility of the Company, (iii) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (iv) otherwise alleges any violation of any laws, rules or regulations by the Company, and which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.

(p) Clinical Trials. All studies, tests and preclinical and clinical trials conducted by or on behalf of the Company were and, if still pending, are being, conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable local, state and federal laws, rules, regulations and guidances, including, but not limited to the applicable requirements of Good Laboratory Practices or Good Clinical Practices, as applicable, except as, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The descriptions of the results of such studies, tests and trials (including adverse events) contained in the SEC Reports, if any, are not inconsistent with the description made to governmental authorities of such results in any material respects. Except as described in the SEC Reports, no results of any other studies or tests have come to the attention of the Company that have caused the Company to believe that such results call into question the results described in the SEC Reports of the clinical trials. The Company has not received any notices or correspondence from the FDA or any other governmental authority requiring the termination, suspension or modification of any clinical trials currently conducted by, or on behalf of, the Company or in which the Company has participated that are described in the SEC Reports, if any, or the results of which are referred to in the SEC Reports.

(q) Foreign Corrupt Practices; Anti-Bribery; Office of Foreign Assets Control; Money Laundering. Neither the Company, nor to the Knowledge of the Company, any agent or other person acting on behalf of the Company, (i) has directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) has made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) has failed to disclose fully any contribution made by the Company which is in violation of law, (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, (v) has taken or proposed to take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to improperly influence official action or secure an improper advantage or (vi) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. To the Knowledge of the Company, the operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and anti-corruption laws and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened. The Company has instituted policies and procedures designed to promote and achieve material compliance with such laws and with the representation and warranty contained herein.

(r) Waiver of Section 203. The Company’s Board of Directors has waived the provisions of Section 203 of the Delaware General Corporation Law with respect to the issuance of the Shares and Warrants to the Purchasers.

(s) Capitalization. (i) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, $0.01 par value per share, of the Company. As of the date hereof, there were (i) 31,432,355 shares of Common Stock outstanding; (ii) no shares of Preferred Stock outstanding; (iii) an aggregate of 3,698,019 shares of Common Stock subject to outstanding stock options of the company; (iv) an aggregate of 85,437 shares of Common Stock subject to outstanding restricted stock units and (v) an aggregate of 152,714 shares of Company Stock subject to outstanding warrants of the Company. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any stock option plan of the Company will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued and fully paid.

(ii) Except as set forth in Section 3.1(s)(i) and for issuance of equity awards to officers, directors, employees, consultants, advisors or contractors of the Company pursuant to stock option, stock purchase plans or other equity incentive plans on terms approved by the Company’s Board of Directors, there are no issued, reserved for issuance or outstanding (A) shares of capital stock or other voting securities of or ownership interests in the Company, (B) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (C) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or (D) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting securities of the Company.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the execution of this Agreement on the date hereof to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Such Purchaser is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Warrant and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as limited by the Enforceability Exceptions.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by such Purchaser and the consummation by such Purchaser of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) violate, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which such Purchaser is a party or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Purchaser is subject (including federal and state securities laws and regulations) or by which any property or asset of such Purchaser is bound or affected; except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not individually or in the aggregate, reasonably be expected to have a material adverse effect on the transactions contemplated hereby or in the other Transaction Documents or the authority or ability of such Purchaser to perform it obligations under the Transaction Documents.

(c) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(d) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first entered into a confidentiality or non-disclosure agreement with the Company regarding this transaction (each such agreement a “CDA”) and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. Each Purchaser acknowledges that it has had the opportunity to read the SEC Reports.

(e) Disclosure. Such Purchaser acknowledges and agrees that the Company is not making any representation or warranty and has not made any representation or warranty other than those set forth in the Transaction Documents. In addition, such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and relating to the offer and sale of the Securities that have been requested by such Purchaser. The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Furnishing of Information. Until the earliest of the time that (a) no Purchaser (or any investment fund that is an Affiliate of a Purchaser) owns Securities or (b) the Warrants have expired, the Company shall use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.2 Securities Laws Disclosure; Publicity. The Company (a) may, on or after the date hereof, issue a press release reasonably acceptable to the Lead Purchaser and Second Lead Purchaser disclosing the material terms of the transactions contemplated by this Agreement (the “Press Release”) and may, on or after the date hereof file a Current Report on Form 8-K describing the terms of the Transaction Documents and including the Press Release and the forms of the Transaction Documents, as exhibits thereto, with the Commission (the “Press Release 8-K”), and (b) shall file a Current Report on Form 8-K describing the terms of the Transaction Documents and including the Transaction Documents as exhibits thereto, with the Commission, no later than 9:00 A.M. Eastern time on the first (1st) Trading Day immediately following the Closing (the “Closing 8-K”). From and after the Closing, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, except for any material, non-public information provided to the Lead Purchaser and Second Lead Purchaser pursuant to the Management Rights Letter, as a result of a representative of the Lead Purchaser or the Second Lead Purchaser serving on the Board of Directors, or pursuant to a written confidentiality agreement entered into with such Purchaser after the date hereof. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior written consent of such Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) the filing of the Press Release and form of Transaction Documents, (b) as required by federal securities law in connection with the filing of the Closing 8-K and final Transaction Documents (including signature pages thereto) with the Commission after the Closing Date and (c) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (c).

4.3 Use of Proceeds. The Company shall use the net proceeds to fund development and commercialization of the Company’s existing and pipeline drugs, maintenance of the Company’s credit facility with Silicon Valley Bank and MidCap Financial, as the same may be amended, refinanced or resyndicated from time to time, up to $35,000,000 in the aggregate and corporate purposes substantially related to the commercialization of the Company’s existing and pipeline drugs (including without limitation, general and administrative and research and development expenses, in each case, primarily related to such business and the maintenance of the Company’s infrastructure to continue such business).

4.4 Indemnification of Purchasers. Subject to the provisions of this Section 4.4, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners and employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon (i) a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder, (ii) any violations by such Purchaser of state or federal securities laws or (iii) any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (A) the employment thereof has been specifically authorized by the Company in writing, (B) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (C) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others, and any liabilities the Company may be subject to pursuant to law.

4.5 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material, non-public information unless such material non-public information is provided by the Company to the Lead Purchaser or the Second Lead Purchaser pursuant to the Management Rights Letter, as a result of a representative of the Lead Purchaser or Second Lead Purchaser serving on the Board of Directors, or pursuant to a written confidentiality agreement entered into with such Purchaser after the date hereof. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Reservation of Preferred Stock and Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Preferred Stock and Conversion Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.8 Listing of Common Stock. The Company hereby agrees to use its commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with or prior to the Closing, the Company shall file a Notification Form: Listing of Additional Shares to apply to list or quote all of the Conversion Shares on such Trading Market, file a Notification Form: Change in the Number of Shares Outstanding with such Trading Market and promptly secure the listing of all of the Conversion Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Conversion Shares, and will take such other action as is necessary to cause all of the Conversion Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.9 Compliance with Securities Laws.

(a) At all times prior to Closing, the Company shall comply with the requirements of Rule 430B, and will promptly notify the Lead Purchaser and the Second Lead Purchaser (i) when any amendment or supplement to the Registration Statement, Prospectus or Prospectus Supplement shall have been filed, (ii) of the receipt of any written comments from the Commission, (iii) of any written request by the Commission for any amendment or supplement to the Registration Statement, Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Units. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company shall comply with the Securities Act, Exchange Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Shares, Warrants, Warrant Shares and Conversion Shares as contemplated by the Transaction Documents and the Prospectus Supplement. If at any time prior to the issuance of the Shares, Warrants, Warrant Shares and Conversion Shares, any event shall occur or condition shall exist as a result of which it is necessary to amend the Registration Statement or amend or supplement the Prospectus Supplement in order that the Prospectus Supplement will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at such time, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus Supplement in order to comply with the requirements of the Securities Act, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus Supplement comply with such requirements.

4.10 Preparation of the Proxy Statement and Company’s Stockholders Meeting.

(a) The Company shall use its reasonable best efforts to call, hold and convene a special meeting of its stockholders to vote on the approval of transactions contemplated by this Agreement, as required under the rules of the Trading Market, as soon as reasonable practicable after the date hereof but in any event not later than September 28, 2012 (the “Company Stockholders Meeting”). The board of directors of the Company shall recommend to the Company stockholders that the Company stockholders vote to approve the transactions contemplated by this Agreement, as required under the rules of the Trading Market (the “Recommendation”) and shall include such Recommendation in the proxy statement to be issued in connection with this Agreement (the “Proxy Statement”). In connection with the Company’s Stockholders Meeting, the Company shall prepare and file with the SEC as soon as reasonably practicable, but in any event, not later than ten (10) days after the date hereof the Proxy Statement in preliminary form, and the Company shall use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. The Company shall use its reasonable best efforts to prepare and file with the SEC the definitive Proxy Statement and to cause the definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable after the filing of the definitive Proxy Statement with the SEC. The Company shall take any action required to be taken under any applicable state securities laws in connection with this Agreement. The Company shall notify the Lead Investor and the Second Lead Investor promptly of the receipt of any written comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply the Lead Investor and the Second Lead Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. Prior to filing or mailing the preliminary or definitive Proxy Statement (or any amendment or supplement thereto) or responding to the comments of the SEC with respect thereto, the Company (i) shall provide the Lead Investor and the Second Lead Investor a reasonable opportunity to review such document or response and (ii) shall consider in good faith comments proposed by the Lead Investor and the Second Lead Investor on such document or response.

(b) Until the Closing, the Company shall not, and shall instruct its directors, officers, managers, partners, financial advisors and other Representatives not to, directly or indirectly, knowingly encourage, solicit, initiate or continue any inquiries or proposals from, discuss or negotiate with, or provide any non-public information to, any person or entity concerning any merger, sale of any material portion of the assets, sale of more than 2% of the outstanding shares of capital stock or similar transaction involving the Company or enter into any agreement with respect thereto, and each of them shall terminate and cease any existing activities, discussions or negotiations with respect to the foregoing.

4.11 Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that such Purchaser will maintain the confidentiality of any confidential or material non-public information of the Company provided to it by or on behalf of the Company prior to or after the date of this Agreement, whether pursuant to a written confidentiality agreement, a Management Rights Letter or as a result of such Purchaser having a representative on the Board of Directors; provided, however, each Purchaser may disclose such confidential and material non-public information of the Company to such Purchaser’s employees, agents, and representatives who need to know such information for the purposes of this Agreement and such Purchaser advises such employees, agents and representatives of the confidentiality restrictions contained herein, and in accordance with its reporting obligations to its limited partners. Each Purchaser’s obligations under this Section 4.11 shall not apply to confidential information that (a) without any breach by such Purchaser of this Section 4.11 was in the public domain at or subsequent to the time communicated to such Purchaser by the Company; (b) was rightfully in such Purchaser’s possession free of any obligation of confidentiality to the Company at the time communicated to such Purchaser by the Company; (c) was received from a third party who rightfully disclosed it to such Party without an obligation of confidentiality to the Company on its subsequent disclosure; or (d) was developed by employees or agents of such Purchaser independently of and without reference to any confidential information. In addition, any disclosure of any portion of confidential or material non-public information of the Company either (i) in response to a valid order by a court or other governmental body, or (ii) otherwise required by law, shall not be considered to be a breach of this Section 4.11 or a waiver of confidentiality for other purposes; provided, however, that such Purchaser shall provide prompt prior written notice thereof to the Company to enable the Company to seek a protective order or otherwise prevent such disclosure.

4.12 Board of Director Seat for Second Lead Purchaser. The Board of Directors shall appoint, effective as of the Closing, a designee of the Second Lead Purchaser, which designee shall initially be Garheng Kong, to the Board of Directors as a Class II Director (as such term is defined in the Company’s Restated Certificate of Incorporation as filed with the Secretary of State of Delaware) with such designee’s initial term expiring at the Company’s 2015 annual meeting of stockholders; provided that if the Company shall amend the Company’s Restated Certificate of Incorporation to de-classify the Board of Directors and provide that the members of the Board of Directors shall be subject to annual election, the Board of Directors shall nominate a designee of the Second Lead Purchaser for inclusion as a nominee for election to the Board of Directors in each of the Company’s proxy statements for its annual meetings of stockholders; provided the Second Lead Purchaser holds at least 50% of the Conversion Shares it originally purchased. Immediately following the appointment of the Second Lead Purchaser’s designee to the Board of Directors, the Company shall (a) add such designee as a covered party under the Company’s current director and officer insurance policy, and (b) deliver to such designee an indemnification agreement, duly executed by the Company and in the same form entered into by the Company with each of the Company’s other directors.

4.13 Absence of Certain Changes or Events. From the date of this Agreement to the Closing Date, except with respect to actions taken by the Company with respect to the commercialization of ILUVIEN in Europe, the Company shall conduct its business in the ordinary course of business consistent with past practices, and during such period the Company shall not cause or permit:

(a) any redemption or repurchase, directly or indirectly, of any shares of any capital stock of the Company or other equity security or declaration, setting aside or payment of any dividends or making of any other distributions (whether in cash or kind) with respect to any shares of the Company’s capital stock or other equity security of any subsidiary of the Company, provided, however, that this Section 4.13(a) shall not apply to the repurchases of stock from former employees, officers, directors or consultants who performed services for the Company in connection with the cessation of such employment or service pursuant to the terms of existing agreements with such individuals;

(b) any split, combination or reclassification of any capital stock of the Company or any capital stock or other equity securities of any subsidiary of the Company or any issuance, sale or transfer of any equity securities, any securities convertible, exchangeable or exercisable into shares of the capital stock of the Company or other equity securities, or warrants, options or other rights to acquire shares of the Company’s capital stock or other equity security of any subsidiary of the Company or any issuance or incurrence of indebtedness (other than trade payables incurred in the ordinary course of business and operating, capital and equipment leases entered into in the ordinary course of business), provided, however, the foregoing shall not apply to (i) issuances of Common Stock or rights to purchase Common Stock issued to employees, directors, consultants or other service providers pursuant to an equity incentive plan of the Company maintained in the ordinary course of business and approved by its Board of Directors or (ii) incurrence of secured indebtedness up to an aggregate of $35,000,000 pursuant to the Corporation’s credit facility with Silicon Valley Bank and/or MidCap Financial, as the same may be amended, refinanced or resyndicated from time to time;

(c) any material change in accounting methods or principles, except insofar as may have been required by a change in GAAP or applicable Law;

(d) any disposal of any of the properties or assets of the Company or any subsidiary of the Company, other than in the ordinary course of business, including, but not limited to, any sale, assignment or transfer of any material tangible assets or any material Intellectual Property or any merger, consolidation or liquidation of the Company; and

(e) any contract, whether or not in writing, to take any action described in this Section 4.13.

4.14 Conversion to Common Stock. In order to facilitate a timely conversion of the Preferred Stock into Common Stock, at the election of a Purchaser, the Company and the Purchasers shall execute an election of conversion notice in substantially the same form as Exhibit D-1 attached hereto and the Company shall provide the transfer agent of the Company with an opinion in substantially the same form as Exhibit D-2 attached hereto. The Company represents and warrants that the foregoing documents are the only documents that the Company’s transfer agent requires in order to convert the Preferred Stock into Common Stock within 2 business days of a request to so convert.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement shall automatically terminate if the Closing has not been consummated on or before November 30, 2012; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). Notwithstanding the foregoing, the Company and each Purchaser, with respect to such Purchaser only and without any effect whatsoever on the obligations between the Company and any other Purchaser, may, by mutual written agreement, extend the term of this Agreement beyond November 30, 2012.

5.2 Fees and Expenses. Except as expressly set forth in this Section 5.2 to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. Notwithstanding the foregoing, the Company shall reimburse (a) the Lead Purchaser for its reasonable and documented fees and disbursements of O’Melveny & Myers LLP, in an amount not to exceed $150,000 in the aggregate and (b) the Second Lead Purchaser for its reasonable and documented consultant fees, in an amount not to exceed $15,000 in the aggregate; provided that in the event either such Purchaser fails to consummate the transaction contemplated hereby when the Company has satisfied each of the conditions to Closing set forth in Section 2.3(b) and complied with Sections 2.3(c) and 2.3(d), the Company shall have no obligation to reimburse the fees of such Purchaser.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties solely with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, solely with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. For the avoidance of doubt, the parties acknowledge and agree that each of the confidentiality agreements entered into prior to the date hereof between any Purchaser and the Company is superseded by entry into this Agreement and the parties hereby agree that each such agreement shall be deemed terminated in its entirety and of no further force or effect, in each case effective as of the execution of this Agreement by the Company and the applicable Purchaser who is a counterparty to such agreement (or an Affiliate of such Purchaser).

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchasers purchasing at least 70% of the Units at Closing; provided, however, that (a) if any amendment or waiver of this Agreement adversely and directly affects the rights of any Purchaser in a materially adverse and different manner than the other Purchasers, such amendment or waiver shall also require the written consent of such adversely affected Purchaser, and (b) with respect to any amendment or waiver of Section 5.1, or that changes the Per Share Purchase Price or Subscription Amount of any Purchaser, such amendment or waiver shall require the written consent of a Purchaser in order to bind such Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Purchaser and the Company. Notwithstanding the foregoing, additional Persons purchasing Units under this Agreement may become parties as Purchasers under this Agreement, by executing a counterpart of this Agreement, without any amendment of this Agreement pursuant to this Section 5.5 or any consent or approval of any other Purchaser other than the Lead Purchaser.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Prior to the Closing Date, no Purchaser may assign any or all of its rights under this Agreement to any Person without the prior written consent of the Company. If, after the Closing Date, any Purchaser is permitted to assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.4.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities, provided, however, that the representations and warranties of the Company contained herein shall terminate with respect to a Purchaser when such Purchaser no longer holds any Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also execute a customary affidavit and pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.16 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.17 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Preferred Stock or Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Preferred Stock or Common Stock that occur after the date of this Agreement.

5.18 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.19 Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of each of the Purchasers in order to exercise their respective Warrants. No legal opinion or additional other information or instructions shall be required of any of the Purchasers to exercise their respective Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALIMERA SCIENCES, INC.		Address for Notice:

By:	/s/ C. Daniel Myers	6120 Windward Parkway, Suite 290
	Name: C. Daniel Myers	Alpharetta, GA 30005
	Title: Chief Executive Officer	Facsimile:
With a copy to (which shall not constitute notice):		Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	PALO ALTO INVESTORS, LLC

Signature of Authorized Signatory of Purchaser:	/s/ Scott R. Smith

Name of Authorized Signatory:	Scott R. Smith

Title of Authorized Signatory:	VP, Chief Compliance Officer

Email Address of Authorized Signatory:	ssmith@pa-investors.com

Facsimile Number of Authorized Signatory:	(650) 325-5028

Address for Notice to Purchaser:	Palo Alto Investors, LLC Attn: Scott Smith 470 University Avenue Palo Alto, California 94301

With a copy to:

O’Melveny & Myers LLP Two Embarcadero Center, 28th Floor San Francisco, CA 94111 Attention: Paul Scrivano, Esq. Fax: (415) 984-8701

Address for Delivery of Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $	24,000,000

Shares*:	600,000	(DWAC Information Below)

Name and Contact for Broker:

Broker No.:

Account No.:

Account Holder:

Warrant Shares*:	180,000

EIN Number:

*	To be completed at Closing

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	SOFINNOVA VENTURE PARTNERS VIII, L.P.

By: Sofinnova Management VIII, L.L.C., its General Partner

Signature of Authorized Signatory of Purchaser:	/s/ Garheng Kong

Name of Authorized Signatory:	Garheng Kong

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:	garheng@sofinnova.com

Facsimile Number of Authorized Signatory:	(650) 322-2037

Address for Notice to Purchaser:	Sofinnova Venture Partners VIII, L.P. 2800 Sand Hill Road, Suite 150 Menlo Park, CA 94025 Attention: Hooman Shahlavi Fax: (650) 322-2037

With a copy to:

O’Melveny & Myers LLP Two Embarcadero Center, 28th Floor San Francisco, CA 94111 Attention: Paul Scrivano, Esq. Fax: (415) 984-8701

Address for Delivery of Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $	10,000,000

Shares*:	250,000	(DWAC Information Below)

Name and Contact for Broker:

Broker No.:

Account No.:

Account Holder:

Warrant Shares*:75,000

EIN Number:

*	To be completed at Closing

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	GROWTH EQUITY OPPORTUNITIES FUND III, LLC By: New Enterprise Associates 14, L.P., its sole member By: NEA Partners 14, L.P., its general partner By: NEA 14 GP, LTD, its general partner

Signature of Authorized Signatory of Purchaser:	/s/ Jake R. Nunn

Name of Authorized Signatory:	Jake R. Nunn

Title of Authorized Signatory:	Assistant Vice President

Email Address of Authorized Signatory:	jnunn@nea.com

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

New Enterprise Associates 14, L.P.

New Enterprise Associates

2855 Sand Hill Road

Menlo Park, CA 94025

Ph: 650-854-9499

Attention: Frank M. Torti, MD

Email: ftorti@nea.com

With a copy to:

New Enterprise Associates

1954 Greenspring Drive, Suite 600

Timonium, MD 21093

Attention: Louis S. Citron, Chief Legal Officer

Email: lcitron@nea.com

Fax: 410-842-4100

and

Proskauer Rose LLP

One International Place

Boston, MA 02110

Attention: Ori Solomon

email: osolomon@proskauer.com

Fax: 617-526-9899

Address for Delivery of Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $6,000,000

Shares*: 150,000 (DWAC Information Below)

Name and Contact for Broker:

Broker No.:

Account No.:

Account Holder:

Warrant Shares*:45,000

EIN Number:

*	To be completed at Closing

EXHIBIT A

PREFERRED STOCK PURCHASE WARRANT

EXHIBIT B

MANAGEMENT RIGHTS LETTER

EXHIBIT C

COMPANY COUNSEL OPINION

EXHIBIT D-1

ELECTION OF CONVERSION NOTICE

EXHIBIT D-2

OPINION

Exhibit B

ALIMERA SCIENCES, INC.

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

(Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware)

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), Alimera Sciences, Inc. (the “Corporation”), a corporation organized and existing under the DGCL, in accordance with the provisions of Section 103 thereof, does hereby certify that:

Pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the Board of Directors, on July 16, 2012, in accordance with Section 151(g) of the DGCL, duly adopted the following resolution establishing a series of 1,300,000 shares of the Corporation’s preferred stock, par value $0.01 per share (the “Preferred Stock”), to be designated as its Series A Convertible Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors hereby establishes a series of Series A Convertible Preferred Stock of the Corporation and hereby states the number of shares, and fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of such series of shares as follows:

SERIES A CONVERTIBLE PREFERRED STOCK

1. Designation; Number of Shares.

(a) There shall be created from the 10,000,000 shares of Preferred Stock authorized to be issued by the Certificate of Incorporation, a series of Preferred Stock designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), and the authorized number of shares of Preferred Stock constituting the Series A Preferred Stock shall be 1,300,000.

2. Dividends.

(a) Any dividends or distributions declared by the Board of Directors out of funds legally available therefor shall be distributed among the holders of Common Stock and the Series A Preferred Stock on a pro rata basis based on the number of shares of Common Stock held by each (determined on an as-converted to Common Stock basis) as of the record date fixed for determining those entitled to receive such distribution.

(b) In the event the Corporation shall declare a distribution on the Common Stock payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution pursuant to this Section 2(b) as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

3. Liquidation Preferences.

(a) Upon any Liquidation Transaction (as defined below), whether voluntary or involuntary, each holder of outstanding shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to stockholders, whether such assets are capital, surplus or earnings, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock or of any other stock or equity security, an amount in cash, equal to the greater of (i) $40.00 per share of Series A Preferred Stock (as adjusted for stock splits, combinations, stock dividends, recapitalizations and the like with respect to the Series A Preferred Stock) (as adjusted, the “Series A Original Issue Price”) held by such holder plus any declared but unpaid dividends to which such holder of outstanding shares of Series A Preferred Stock is then entitled, if any, or (ii) the amount each holder of a share of Series A Preferred Stock would be entitled to receive had all shares of Series A Preferred Stock been converted into shares of Common Stock pursuant to Section 6(a) hereof at the then applicable Conversion Price immediately prior to such Liquidation Transaction (the amount payable pursuant to this sentence is referred to herein as the “Series A Liquidation Preference Amount”). If, upon any Liquidation Transaction, the funds legally available for distribution to all holders of Series A Preferred Stock shall be insufficient to permit the payment to all such holders of the full Series A Liquidation Preference Amount, then the entire funds legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock ratably in proportion to the full preferential amounts to which they are entitled under this Section 3(a).

(b) Upon any Liquidation Transaction, after payment in full of the distribution required by Section 3(a) above, if any assets remain in the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets and funds legally available therefor distributed ratably among the holders of Common Stock based on the number of shares of Common Stock then held by each.

(c) Unless waived by the holders of at least 70% of the then-outstanding shares of Series A Preferred Stock, voting together as a separate class (a “Series A Supermajority”), the following shall be deemed to constitute a Liquidation Transaction: (A) any acquisition of the Corporation by means of merger, consolidation, stock sale, tender offer, exchange offer or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged or sold, in one transaction or a series of related transactions, for cash, securities, property or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, or any other person or group or affiliated persons and in which the holders of capital stock of the Corporation hold less than a majority of the voting power of the surviving entity and (B) any sale, transfer, exclusive license or lease of all or substantially all of the properties or assets of the Corporation and its subsidiaries (each of such transactions in clause (A) and (B), together with an actual liquidation, dissolution or winding up of the Corporation, a “Liquidation Transaction”), provided that none of the following

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shall be deemed to constitute a Liquidation Transaction: (x) a transaction for which the sole purpose is to change the state of the Corporation’s incorporation, (y) a transaction for which the sole purpose is to create a holding company that will hold no assets other than shares of the Corporation and that will have securities with rights preferences, privileges and restrictions substantially similar to those of the Corporation and that are owned in substantially the same proportions by the persons who held such securities of the Corporation, in each case immediately prior to such transaction or (z) a license transaction entered into by the Corporation for the purpose of developing and/or commercializing one or more of the Corporation’s products, so long as such license transaction would not be reasonably considered to be a sale or license of all or substantially all of the assets of the Corporation.

(d) At least ten (10) days prior to the occurrence of any Liquidation Transaction, the Corporation will furnish each holder of the Series A Preferred Stock notice at the address for such holder on record with the Corporation or the transfer agent of the Series A Preferred Stock in accordance with Section 6(k) hereof, together with a certificate prepared by the chief financial officer of the Corporation describing in reasonable detail the terms of such Liquidation Transaction, stating in detail to the extent known (if such amounts are not known at the time of such notice, the Board of Directors shall in good faith determine an approximate amount) the amount(s) per share of the Series A Preferred Stock each holder of the Series A Preferred Stock would receive pursuant to the provisions of Section 3 hereof and stating in reasonable detail the facts and assumptions upon which such amounts were determined.

(e) Unless otherwise provided in the definitive documents relating to such Liquidation Transaction, any securities or other consideration to be delivered to the holders of the Corporation’s capital stock in connection with a Liquidation Transaction shall be valued as follows:

(i) If traded on a nationally recognized securities exchange or inter dealer quotation system, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) business days prior to the closing;

(ii) If traded over the counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) business days prior to the closing; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

4. Redemption.

(a) The Series A Preferred Stock is not redeemable.

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5. Voting Rights; Directors.

(a) On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of the stockholders of the Corporation, each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible (assuming for purposes of this Section 5(a) only, that the Conversion Price for such shares of Series A Preferred Stock is $2.95, as adjusted pursuant to
Section 6(e) below) as of the record date for determining stockholders entitled to vote on such matter and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any such stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by each holder are convertible as of the applicable record date) shall be rounded down to the nearest whole number.

(b) For as long as the Second Lead Purchaser (as defined in that certain Securities Purchase Agreement dated on or about July 17, 2012 by and among the Corporation and the investors party thereto (the “Purchase Agreement”), together with its Affiliates (as such term is defined under Rule 501 of the Securities Act of 1933, as amended), continues to hold at least 50% of the shares of Series A Preferred Stock originally issued to such Second Lead Purchaser at the closing under the Purchase Agreement (or shares of Common Stock issued upon conversion thereof), the holders of Series A Preferred Stock, voting as single class, shall be entitled to elect, at any election of the Corporation’s Class II Directors (as defined in the Corporation’s Restated Certificate of Incorporation) one individual to the Board of Directors to serve as a Class II Director (the “Series A Director”), who shall be designated by the Second Lead Purchaser.

6. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows:

(a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series A Original Issue Price by the Conversion Price (as defined below) applicable to such share, determined as hereinafter provided, in effect on the date the certificate is surrendered for conversion or notice is provided for non-certificated shares. The initial “Conversion Price” for shares of Series A Preferred Stock shall be $2.91 per share of Series A Preferred Stock. Such Conversion Price shall be adjusted as hereinafter provided. Except as provided pursuant to Section 6(b), the Series A Preferred Stock is not convertible at the option of the Corporation.

(b) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then-effective Conversion Price applicable to such share upon the occurrence of the later to occur of (i) the date on which the Corporation has received and publicly announces the approval by the United States Food and Drug Administration of the Corporation’s New Drug Application for ILUVIEN (the date of such announcement, the “FDA Approval Date”) and (ii) the Corporation consummates an equity financing transaction pursuant to which it sells to one or more third party investors either (A) Common Stock or (B) other equity securities that are convertible into Common Stock and that have rights, preference or privileges senior to or on a parity with, the Series A Preferred Stock, in each case having an as-converted per share of Common Stock price of not less than $10.00 (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like) and that results in total gross proceeds to the Corporation of at least $30,000,000 (such a transaction, a “Qualified Financing”). For the avoidance of doubt, no conversion shall occur pursuant to this Section 6(b) unless both events described in clauses (i) and (ii) hereof shall have occurred.

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(c) Mechanics of Conversion.

(i) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, to the extent such shares of Series A Preferred Stock are certificated, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which he, she or it wishes the certificate or certificates, or book entry or book entries, as the case may be, for shares of Common Stock to be issued. The Corporation shall, as soon as reasonably practicable thereafter, and in any event within two business days (except to the extent of delays not caused by the Corporation), issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid or make an appropriate book entry, and shall promptly pay to the holder thereof, (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the then applicable Conversion Price), any declared and unpaid dividends on the shares of Series A Preferred Stock being so converted and (ii) the amount payable pursuant to Section 6(j) hereof. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii) If the conversion is pursuant to Section 6(b) upon the occurrence of a Qualified Financing, the conversion may, at the option of any holder tendering shares of Series A Preferred Stock for conversion, be conditioned upon the closing of such Qualified Financing, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is pursuant to Section 6(b) upon the occurrence of the FDA Approval Date, such conversion shall be deemed to have been made at the close of business on the FDA Approval Date, and the persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock as of such date.

(d) Adjustments to Conversion Prices for Certain Diluting Issuances.

(i) Special Definitions. For purposes of this Section 6(d), the following definitions apply:

(1) “Options” shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

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(2) “Original Issue Date” shall mean the first date on which a share of Series A Preferred Stock was issued by the Corporation.

(3) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

(4) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 6(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

(A) shares of Common Stock issuable or issued (including restricted stock units) to officers, directors, employees, consultants, advisors or contractors of the Corporation pursuant to stock option, stock purchase plans or other equity incentive plans on terms approved by the Board of Directors;

(B) shares for which adjustment of the Conversion Price, as applicable, is made pursuant to Sections 6(e) or 6(f);

(C) shares of Common Stock issuable or issued upon the conversion of shares of Series A Preferred Stock or as a dividend or distribution on the Series A Preferred Stock;

(D) shares of Common Stock issuable or issued upon the conversion of Convertible Securities outstanding as of the Original Issue Date;

(E) shares of Common Stock for which adjustment of the Conversion Price has been specifically waived by the Series A Supermajority; or

(F) up to an aggregate of 500,000 shares of Common Stock (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like) issued or issuable pursuant to equipment lease financings or bank credit arrangements approved by the Board of Directors that are for primarily non-equity financing purposes.

(ii) No Adjustment of Conversion Prices. Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price of Series A Preferred Stock shall be made (1) in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 6(d)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price applicable to the Series A Preferred Stock in effect on the date of, and immediately prior to such issue or (2) after the FDA Approval Date.

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(iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(3) upon the expiration of any such Options or rights, the termination of any such rights to convert or exchange or the expiration of any Options or rights related to such Convertible Securities or exchangeable securities, the Conversion Price, to the extent in any way affected by or computed using such Options, rights or Convertible Securities or Options or rights related to such Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such Options or rights or upon the conversion or exchange of such Convertible Securities or upon the exercise of the Options or rights related to such Convertible Securities; and

(4) no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date immediately prior to making such original adjustment, or (b) if there have been adjustments made to the Conversion Price between the original adjustment date and such readjustment date, the Conversion Price that has resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

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(iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event this Corporation, at any time after the Original Issue Date and before the FDA Approval Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6(d)(iii)) without consideration or for a consideration per share less than the Conversion Price applicable to the Series A Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued, provided that if the foregoing formula results in a Conversion Price that is less than $1.00 (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like), the Conversion Price shall instead be adjusted to $1.00 (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like) concurrently with such issue. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all outstanding shares of Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

(v) Determination of Consideration. For purposes of this Section 6(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1) Cash and Property: Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received for such Additional Shares of Common Stock, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

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(2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6(d)(iii), relating to Options and Convertible Securities shall be determined by dividing:

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(e) Adjustments to Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the Original Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration without a corresponding dividend declared or paid to the holders of Series A Preferred Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock without a corresponding subdivision or combination of shares of Series A Preferred Stock, then the Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration without a corresponding dividend or other distribution to holders of Series A Preferred Stock then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(f) Adjustments for Reclassifications, Reorganizations, Mergers or Consolidations. If the Common Stock issuable upon conversion of Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, merger, consolidation or otherwise (other than a subdivision or combination of shares provided for in Section 6(e) above or a Liquidation Transaction), provision shall be made so that, concurrently with the effectiveness of such transaction, the shares of Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred Stock immediately before that change.

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(g) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate executed by the Corporation’s President or Chief Financial Officer setting forth such adjustment or readjustment and showing in reasonable detail the relevant facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

(h) Notices of Record Date. In the event that the Corporation shall propose at any time: (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus; (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iii) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with each such event, the Corporation shall send to the holders of Series A Preferred Stock: (1) at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (ii) and (iii) above; and (2) in the case of the matters referred to in (ii) and (iii) above, at least ten (10) days prior written notice of the date when the consummation of same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

(i) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

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(j) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

(k) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of shares of Series A Preferred Stock shall be in writing and shall deemed sufficient, in each case upon confirmation of delivery, when delivered personally or by overnight courier or sent by facsimile, or after being deposited in the mail, postage prepaid as certified or registered mail, and addressed to each holder of record at his or its address appearing on the books of the Corporation. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively on behalf of all holders of Series A Preferred Stock by the vote or written consent of the Series A Supermajority.

7. Restrictions and Limitations.

(a) For so long as at least 37.5% of the shares of Series A Preferred Stock originally issued to the Purchasers (as defined in the Purchase Agreement) at the closing of the Purchase Agreement are held by the Purchasers or their Affiliates, the Corporation shall not (whether effected, directly or indirectly, by means of an amendment, merger, consolidation, reorganization, reclassification or otherwise), without first obtaining the affirmative vote or written consent of the Series A Supermajority:

(i) increase or decrease the authorized number of shares of Series A Preferred Stock;

(ii) authorize, create, issue or obligate itself to issue (by reclassification, merger or otherwise) any security (or any class or series thereof) or any indebtedness, in each case that has any rights, preferences or privileges senior to, or on a parity with, the Series A Preferred Stock, or any security convertible into or exercisable for any such security or indebtedness (other than (1) the issuance of up to an aggregate of $35,000,000 of indebtedness pursuant to the Corporation’s credit facility with Silicon Valley Bank and/or MidCap Financial, as the same may be amended, refinanced or resyndicated from time to time or (2) the issuance of up to an aggregate of $500,000 of indebtedness pursuant to operating, capital or equipment leases entered into in the ordinary course of business);

(iii) amend the Certificate of Incorporation (including by filing any new certificate of designation or elimination) or this Certificate of Designation, in each case in a manner that adversely affects the rights, preference or privileges of the Series A Preferred Stock;

(iv) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any shares of Common Stock or Preferred Stock; provided, however, that this restriction shall not apply to (A) the redemption of rights issued pursuant to any “poison pill” rights plan or similar plan adopted by the Corporation after the Original Issue Date or (B) the repurchases of stock from former employees, officers, directors or consultants who performed services for the Corporation in connection with the cessation of such employment or service pursuant to the terms of existing agreements with such individuals;

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(v) declare or pay any dividend or distribution on any shares of capital stock; provided, however, that this restriction shall not apply to (A) dividends payable to holders of Common Stock that consist solely of shares of Common Stock for which adjustment to the Conversion Price of the Series A Preferred Stock is made pursuant to Section 6(e) or (B) dividends or distributions issued pro rata to all holders of capital stock (on an as-converted basis) in connection with the implementation of a “poison pill” rights plan or similar plan by the Corporation;

(vi) authorize or approve any increase to the number of aggregate shares of capital stock reserved for issuance pursuant to stock option, stock purchase plans or other equity incentive plans of the Corporation such that the total aggregate number of shares issued under such plans and reserved for issuance under such plans (on an as-converted basis) exceeds the number of shares issued and reserved for issuance under such plans (on an as-converted basis) on the Original Issue Date by more than 20% (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like), provided that any increases resulting solely from the annual increases resulting from the “evergreen” provisions of the Corporation’s equity incentive plans in effect on the Original Issue Date shall not be subject to this restriction and shall not be included for purposes of determining whether such 20% increase has occurred;

(vii) issue stock or other equity securities of any subsidiary of the Corporation (other than to the Corporation or another wholly-owned subsidiary of the Corporation) or declare or pay any dividend or other distribution of cash, shares or other assets or redemption or repurchase of shares of any subsidiary of the Corporation; or

(viii) incur any secured indebtedness other than (1) up to an aggregate of $35,000,000 of indebtedness pursuant to the Corporation’s credit facility with Silicon Valley Bank and/or MidCap Financial, as the same may be amended, refinanced or resyndicated from time to time or (2) up to an aggregate of $500,000 of indebtedness pursuant to operating, capital or equipment leases entered into in the ordinary course of business.

8. Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived prospectively or retrospectively on behalf of all holders of Series A Preferred Stock by the vote or written consent of the Series A Supermajority.

9. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its President and Chief Executive Officer on [            ], 2012.

By:
C. Daniel Myers
President and Chief Executive Officer

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Exhibit C

Warrant No: PS-	Warrant Shares:
Date of Issuance	Void after
, 201	, 201

ALIMERA SCIENCES, INC.

WARRANT TO PURCHASE SHARES OF SERIES A PREFERRED STOCK

Pursuant to the terms of that certain Securities Purchase Agreement (as may be amended or restated from time to time, the “Purchase Agreement”) dated as of July         , 2012, among Alimera Sciences, Inc., a Delaware corporation (the “Company”), the Holder (as defined below) and certain other investors, for consideration, the receipt and sufficiency of which is hereby acknowledged, this Warrant (this “Warrant”) is issued to Palo Alto Investors, LLC, a California limited liability company, or its assigns (the “Holder”) by the Company. Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

1. Purchase of Shares.

(a) Number of Shares. Subject to the terms and conditions set forth herein, the Holder is entitled upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing in accordance with Section 15 below) (the “Principal Office”) or delivery of a duly executed copy of the Notice of Exercise attached hereto, to purchase from the Company up to [            ]1 fully paid and nonassessable shares of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock”), subject to adjustment as provided in this Warrant; provided that (a) if the Preferred Stock has been converted pursuant to Section 6(b) of the Certificate of Designation of Series A Preferred Stock of the Company (“Mandatory Conversion”) or (b) if the Holder so elects in writing, upon delivery of a duly executed copy of the Notice of Exercise, the Holder shall purchase from the Company up to that number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as would be issuable upon conversion of the Preferred Stock subject to this Warrant, subject to adjustment as provided in this Warrant. As used herein, the term “Shares” shall mean either the Preferred Stock or the Common Stock for which this Warrant is exercised as applicable.

(b) Exercise Price. The exercise price for the Shares shall be $44.00 per share, subject to adjustment as provided in this Warrant (the “Exercise Price”), provided that if this Warrant is exercised for Common Stock pursuant to the terms hereof, the exercise price per share of Common Stock shall equal the quotient of (i) $44.00 divided by (ii) the number of shares of Common Stock then issued or issuable upon conversion of one share of Preferred Stock.

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, at any time or from time to time, during the term (the “Exercise Period”) commencing on the date hereof (the “Issuance Date”) and ending at 5:00 p.m. Eastern Time on [            ], 201        2 (the “Expiration Date”); provided, however, that this Warrant shall be treated in the manner set forth in Section 3(d) and shall thereafter no longer be exercisable and shall become null and void upon a Corporate Transaction (as defined below) if (i) the Company has delivered written notice of the proposed Corporate Transaction at least ten (10) days prior to the consummation thereof (the “Closing”); (ii) the Company is not in breach of any term of this Warrant as of immediately prior to the Closing; (iii) the Fair Market Value (as defined in Section 4 below) of one (1) Share, computed in accordance with Section 4 below, is greater than the Exercise Price

[1]	0.30 shares of Preferred Stock per Unit purchased.
[2]	5 years from Closing Date, as defined in the Securities Purchase Agreement.

at the date of such calculation and (iv) the consideration issued in the Corporate Transaction is cash or publicly-traded securities. For purposes of this Warrant, a “Corporate Transaction” shall mean (a) any sale or exclusive license of all or substantially all of the assets of the Company to a third party, (b) or any reorganization, consolidation, merger or sale of outstanding equity securities of the Company where the holders of the Company’s outstanding voting equity securities as of immediately before the transaction beneficially own less than a majority of the outstanding voting equity securities of the surviving or successor entity as of immediately after the transaction; provided, however, that (i) a transaction for which the sole purpose is to change the state of Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction and (y) a license transaction entered into for the purpose of developing and/or commercializing one or more of the Company’s products, so long as such license would not reasonably be considered to be a sale or license of all or substantially all of its assets, shall not constitute a Corporate Transaction.

3. Method of Exercise.

(a) While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, at any time or from time to time, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) delivery of a duly executed copy of the Notice of Exercise attached hereto, to the Secretary of the Company at the Principal Office, together with payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased unless the net exercise procedure specified in Section 4 below is specified in the Notice of Exercise; and

(ii) if the Holder is purchasing all of the Shares available hereunder and this Warrant is being exercised in full pursuant to the Notice of Exercise delivered under Section 3(a)(i) above, the delivery of this Warrant to the Secretary of the Company at the Principal Office within five (5) Business Days after the Holder delivers the Notice of Exercise.

Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Shares available hereunder and this Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within five (5) Business Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased.

(b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Exercise and payment of the aggregate Exercise Price (if applicable) are delivered to the Company as provided in Section 3(a) above. At such time, the person or persons in whose name or names any Shares shall be issuable upon such exercise as provided in Section 3(c) below shall be deemed to have become the holder or holders of record of the Shares represented by such certificate.

(c) By no later than three (3) Business Days after the exercise of this Warrant in whole or in part, the Company will issue or cause to be issued in the name of, and delivered to, the Holder, or to such other party or parties as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct a certificate or certificates for the number of Shares to which such Holder shall be entitled (or if requested by the Holder, crediting the Holder’s account by a notation in book entry form with the Company’s transfer agent and registrar for the Preferred Stock or the Common Stock or crediting the account of the Holder’s prime broker with The Depository Trust Company (the “DTC”) through its DWAC system.

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In the event the Company fails to deliver the Shares to the Holder within such three (3) Business Day period, the Holder shall have the right to rescind the previously submitted Notice of Exercise and the Company shall return all consideration paid by the Holder for such Shares upon such rescission.

(d) Notwithstanding the provisions of Section 2 above, if any portion of this Warrant has not been exercised by the Holder prior to the close of business on the latest Trading Day prior to the Expiration Date, the unexercised portion of this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 4 below, without any further action on behalf of the Holder, as of immediately prior to the Expiration Date. Notwithstanding the provisions of Section 2 above, if any portion of this Warrant has not been exercised by the Holder prior to the occurrence of a Closing that takes place before the Expiration Date, the unexercised portion of this Warrant shall automatically be exchanged for that amount and form of consideration that would be payable to the holder of this Warrant if the Warrant was exercised in full in the manner set forth in Section 4 below, without any further action on behalf of the Holder, as of immediately prior to such Closing.

4. Net Exercise.

(a) In lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (a “Net Exercise”). A Holder who Net Exercises shall have the rights described in Sections 3(b) and 3(c) above, and the Company shall issue to such Holder (or as such Holder may direct) a number of Shares computed using the following formula:

Where

X =	The number of Shares to be issued to the Holder (or as such Holder may direct).

Y =	The number of Shares purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation).

A =	The Fair Market Value of one (1) Share (at the date of such calculation).

B =	The Exercise Price (as adjusted to the date of such calculation).

(b) For purposes of this Section 4, the “Fair Market Value” of a Share shall mean, (i) if this Warrant is being exercised for Preferred Stock pursuant to the delivery of a Notice of Exercise to the Company or automatically pursuant to Section 3(d) above, the product of (x) the closing price of the Common Stock as quoted on the Trading Market (as defined below) on the Trading Day immediately prior to the delivery of the duly executed Notice of Exercise to the Company in accordance with Section 3 above, or the date on which this Warrant is deemed exercised under Section 3(d), as applicable, as published in The Wall Street Journal and (y) the number of shares of Common Stock issuable upon conversion of one Share, and (ii) if this Warrant is being exercised for Common Stock pursuant to the delivery of a Notice of Exercise to the Company or automatically pursuant to Section 3(d) above, the closing price of the Common Stock as quoted on the Trading Market (as defined below) on the Trading Day immediately prior to the date of delivery of the duly executed Notice of Exercise to the Company in accordance with Section 3 above, on which this Warrant is deemed exercised under Section 3(d) above as applicable, as published in The Wall Street Journal. If the Shares are not traded on a Trading Market, the Fair Market Value shall be the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued Shares, as such price shall be determined in good faith by the Board of Directors.

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(c) As used herein, the following terms shall have the following respective meanings:

(i) “Eligible Market” means any of the New York Stock Exchange, the NYSE AMEX, The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market, including any successor exchanges of any of the foregoing;

(ii) “Trading Day” means a day on which the Trading Market is open for trading; and

(iii) “Trading Market” shall mean the OTC Bulletin Board or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then primarily listed or quoted.

(d) For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the Issuance Date, assuming the Holder is not an Affiliate of the Company, it is intended that the Shares issued in a Net Exercise shall be deemed to have been acquired, and the holding period for the Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement (or if previously transferred by the Holder and the tacking rules under Rule 144 are not available in connection with such transfer, the date of such transfer).

5. Representations, Warranties and Covenants of the Company. In connection with the transactions provided for herein, the Company hereby represents, warrants and covenants to the Holder that as of the date hereof:

(a) Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) Authorization. This Warrant has been duly authorized, is validly issued, and constitutes the valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights. All corporate action has been taken on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Warrant. The Company has taken all corporate action required to make all the obligations of the Company reflected in the provisions of this Warrant the valid and enforceable obligations they purport to be. The issuance of this Warrant will not be subject to preemptive rights of any stockholders of the Company. The Company has duly authorized and reserved sufficient shares of Preferred Stock and Common Stock to allow for the exercise of this Warrant in full.

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(c) Valid Issuance of Preferred Stock. The Shares, when issued, sold, and delivered in accordance with the terms of this Warrant for the consideration expressed therein, will be duly authorized, validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws. The Company hereby agrees that it will at all times during the Exercise Period have duly authorized and reserved such number of shares of Preferred Stock as will be sufficient to permit the exercise in full of this Warrant. The Company will take all such reasonable action as may be necessary to assure that the Shares may be issued at the time of exercise as provided herein without violation of any applicable law or regulation.

(d) Valid Issuance of Common Stock. The Company hereby agrees that it will at all times during the Exercise Period have duly authorized and reserved such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant should the Preferred Stock convert into Common Stock or should the Holder elect to exercise in full this Warrant for Common Stock. The Company will take all such reasonable action as may be necessary to assure that the Shares may be issued at the time of exercise as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company will take all such action as may be necessary to assure that such Shares may be issued as provided herein without violation of any requirements of the Trading Market.

6. Adjustment of Exercise Price and Number of Shares. The number and kind of Shares or other property or rights purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the issuance but prior to the expiration of this Warrant subdivide its Preferred Stock or Common Stock, as applicable, by split-up or otherwise, or combine its Preferred Stock or Common Stock, or issue additional shares of its Preferred Stock or Common Stock as a dividend with respect to any shares of its Preferred Stock or Common Stock (each, a “Share Reorganization”), the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the Share Reorganization becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend. The provisions of this Section 6(a) shall similarly apply to successive Share Reorganizations.

(b) Reclassification, Reorganization and Consolidation. In case of any: (i) reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 6(a) above); (ii) merger, consolidation or reorganization or other similar transaction or series of related transactions which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of or economic interests in the Company or such surviving or acquiring entity outstanding immediately after such merger, consolidation or reorganization; (iii) sale, lease, exclusive license, transfer, conveyance or other disposition of all or substantially all of the assets of the Company (other than a license transaction entered into for the purpose of developing and/or

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commercializing one or more of the Company’s products, so long as such license would not reasonably be considered to be a sale of all or substantially all of its assets); (iv) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 50% of the voting power of the voting securities of or economic interests in the Company; or (v) acquisition, directly or indirectly, by any “person” (together with his, her or its Affiliates) or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) of the beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of outstanding shares of capital stock and/or other equity securities of the Company, in a single transaction or series of related transactions (including, without limitation, one or more tender offers or exchange offers), representing at least 50% of the voting power of or economic interests in the then outstanding shares of capital stock of the corporation, in each case other than a Corporate Transaction that results in the termination of this Warrant in accordance with Section 2(a) above, (each of (i)-(v) above a “Corporate Reorganization”), then, as a condition of such Corporate Reorganization, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities or property receivable in connection with such Corporate Reorganization by a holder of the same number and type of securities as were purchasable as Shares by the Holder immediately prior to such Corporate Reorganization. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Share payable hereunder; provided the aggregate Exercise Price shall remain the same. The provisions of this Section 6(b) shall similarly apply to successive Corporate Reorganizations.

(c) Calculations. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(d) Notices of Adjustment.

(i) Not less than ten (10) days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to Section 6(b) or Section 6(c) above, or of any Special Distribution (as defined below), the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and computation thereof. If the required adjustment is not determinable as the time of such notice, the Company shall give notice to the Holder of such adjustment and computation as soon as reasonably practicable after such adjustment becomes determinable. A “Special Distribution” shall mean the Company’s issuance or distribution, to any holder or holders of shares of Preferred Stock or Common Stock based on such holdings, of evidences of indebtedness, any other securities of the Company or rights or warrants to subscribe for or purchase any security of the Company or any cash, property or other assets (excluding a Share Reorganization), whether or not accompanied by a purchase, redemption or other acquisition of shares of Preferred Stock or Common Stock.

(ii) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly, but in any event no later than three (3) Business Days after the effective date of the adjustment, notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

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7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. No Stockholder Rights; No Liability. Except as otherwise specifically provided herein, prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and, except as otherwise provided in this Warrant, such Holder shall not be entitled to any stockholder notice or other communication concerning the business or affairs of the Company. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase the Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Preferred Stock or Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

9. Transfer of Warrant. Subject to compliance with applicable federal and state securities laws and any other contractual restrictions between the Company and the Holder contained herein, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. Within a reasonable time after, but in any event no later than five (5) Business Days following, the Company’s receipt of an executed Assignment Form in the form attached hereto, the transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at the Principal Office, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the new holders one (1) or more appropriate new warrants of like tenor.

10. Restrictions on Exercise. The Company shall provide to the Holder prompt written notice of any time that the Company is unable to issue the Shares via DTC transfer (or otherwise without restrictive legend), because (a) the Commission has issued a stop order with respect to the Registration Statement, (b) the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or (c) the Registration Statement is otherwise not then effective; provided, however, that notwithstanding the foregoing, the Company shall use its reasonable best efforts to keep the Registration Statement covering the issuance of the Shares effective until the earliest to occur of (i) the expiration or termination of this Warrant in accordance with its terms, and (ii) the exercise in full of this Warrant.

11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

13. Counterparts. This Warrant may be executed in one or two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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14. Titles and Subtitles; Construction; Attachments. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. Any reference to this Warrant includes any and all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. The attachments hereto shall be deemed incorporated herein by reference.

15. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other address(es) as shall be specified by notice given in accordance with this Section 15):

If to the Company:

ALIMERA SCIENCES, INC.

6120 Windward Parkway, Suite 290

Alpharetta, Georgia 30005

Attention: Chief Financial Officer

Facsimile:

Email address:

If to Holder:

At the address shown on the signature page hereto.

16. Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Holder agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Holder or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Holder from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

17. Expenses of Actions. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

18. Equitable Remedies. To the extent permitted by law, the Company’s obligations to issue and deliver Shares in accordance with and subject to the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Shares. Without limiting the rights of the Company and the Holder to pursue all other legal and equitable rights available to such party for the other parties’ failure to perform its obligations hereunder, the Company and the Holder each acknowledge and agree that the remedy at law for any failure to perform any obligations hereunder would be inadequate and that each shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure, without proof of actual damages and without posting any bond.

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19. Lost, Mutilated or Missing Warrants. Upon receipt by the Company of notice of the loss, theft, destruction or mutilation of any Warrant, and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company (in the case of the initial Holder its unsecured, unbonded agreement of indemnity or affidavit of loss shall be sufficient) or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant, the Company shall execute and deliver a new warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

20. Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the Principal Office, for a new warrant or warrants representing in the aggregate the right to purchase the number of Shares then underlying this Warrant, and each such new warrant will represent the right to purchase such portion of such Shares as is designated by the Holder at the time of such surrender; provided, however, that no warrant for fractional shares of Common Stock shall be given.

21. Entire Agreement; Amendments and Waivers. This Warrant and the Purchase Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Nonetheless, any term of this Warrant may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder; or if this Warrant has been assigned in part, only with the written consent of the Company and the holders of rights to purchase a majority of the shares originally issuable pursuant to this Warrant. No failure or delay of the Company or the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. The rights and remedies of the Company and the Holder hereunder are cumulative and not exclusive of any rights or remedies which it would otherwise have.

22. No Avoidance. The Company shall not, by amendment of its certificate of incorporation or bylaws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be necessary to enable the Company to perform its obligations under this Warrant.

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23. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

ALIMERA SCIENCES, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED: HOLDER

By:
Name:
Title:

Address:	Palo Alto Investors, LLC Attn: Scott Smith 470 University Avenue Palo Alto, California 94301
Facsimile: Email:	(650) 325-5028 ssmith@pa-investors.com

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NOTICE OF EXERCISE

ALIMERA SCIENCES, INC.

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant, as follows:

☐	shares of [Common Stock / Preferred Stock] (circle one) pursuant to the terms of the attached Warrant, and tenders herewith payment in cash of the Exercise Price of such Shares in full, together with all applicable transfer taxes, if any.

☐	Net Exercise the attached Warrant with respect to Shares.

☐	Combination of the foregoing:

Cash Exercise Shares:

Net Exercise Shares:

If the Shares are not registered and the holder does not utilize net exercise, the undersigned is representing in connection with the exercise of the Warrant that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

HOLDER:

Date:	By:
Name:
Title:

Name(s) in which Shares should be registered:

The Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this

form and supply required information. Do not

use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

Dated:

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant. Officers of corporations and those acting in a fiduciary or other representative capacity should provide proper evidence of authority to assign the foregoing Warrant.

Exhibit D

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [            ], 2012, among Palo Alto Investors, LLC a California limited liability company (“PAI”), Sofinnova Venture Partners VIII, L.P., a Delaware limited partnership (“Sofinnova”) and Growth Equity Opportunities III, L.P. (each a “Shareholder” and collectively, the “Shareholders”) on the one hand, and Alimera Sciences, Inc., a Delaware corporation (the “Company”), on the other hand.

WHEREAS, the Shareholders, and the Company have entered into a Securities Purchase Agreement, dated as of July 17, 2012 (the “Securities Purchase Agreement”), pursuant to which the Shareholders have acquired beneficial ownership of an aggregate of 1,000,000 shares of Series A Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”) and warrants to purchase an aggregate of 300,000 shares of Preferred Stock (the “Warrants”); and

WHEREAS, the parties each desire to make certain covenants and agreements concerning, among other things, the registration from time to time of the Shareholders’ shares of Common Stock issued upon conversion of the Preferred Stock (including any shares of Common Stock issued upon conversion of the Preferred Stock issuable upon exercise of the Warrants the “Shares”) under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the Company and the Shareholder hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1. Defined Terms. In addition to other terms defined elsewhere in this Agreement, as used in this Agreement, the following capitalized terms have the respective meanings set forth below:

“Affiliate” shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls or is controlled by or is under Common control with such person. For the purposes of this definition, “control” when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning assigned to such term in Section 3.1(b).

“Board” shall mean the board of directors of the Company.

“Claims” shall have the meaning assigned to such term in Section 3.6(a).

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Demand Period” shall have the meaning assigned to such term in Section 3.1(a).

“Demand Registration” shall have the meaning assigned to such term in Section 3.1(a).

“Demand Request” shall have the meaning assigned to such term in Section 3.1(a).

“Effective Period” shall have the meaning assigned to such term in Section 3.4(a)(iii).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Inspectors” shall have the meaning assigned to such term in Section 3.4(a)(iv).

“Maximum Number” shall have the meaning assigned to such term in Section 3.2(b).

“Material Transaction” shall have the meaning assigned to such term in Section 3.1(b).

“Other Holder” shall have the meaning assigned to such term in Section 3.2(b).

“Person” shall mean any individual, corporation, company, partnership, joint venture, trust, group (as such term is used in Rule 13d-5 under the Exchange Act), business association, government or political subdivision thereof, governmental body or other entity.

“Piggy-Back Registration” shall have the meaning assigned to such term in Section 3.2(a).

“Piggy-Back Request” shall have the meaning assigned to such term in Section 3.2(a).

“Records” shall have the meaning assigned to such term in Section 3.4(a)(iv).

“Registrable Securities” means (x) any shares of Common Stock issued or issuable upon conversion of the Preferred Stock issued to any Shareholder pursuant to the Securities Purchase Agreement, the Warrant Shares, and any Common Stock subsequently issued or issuable with respect to such securities upon any recapitalization, stock dividend, stock split or similar event and (y) any shares of Common Stock held by a Shareholder as of the date hereof. As to any particular Registrable Securities held by any particular Shareholder, once issued, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Shareholder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 under the Securities Act (or any successor provision), (iii) the date on which all such Registrable Securities

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may be freely sold publicly in a single quarter under Rule 144(k) under the Securities Act (or any successor provision) (assuming the “holding period” for purposes of Rule 144 under the Securities Act commenced on the date hereof) and the Company shall have issued to the applicable holder new unlegended shares and cancelled any stop transfer restrictions or other restrictions with respect to such securities; or (iv) such securities shall have ceased to be outstanding. For purposes of this Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock issuable upon conversion of the Preferred Stock and Warrant Shares, as applicable, which are Registrable Securities. For the avoidance of doubt, (1) “Registrable Securities” shall not include Shares of Preferred Stock that have not converted into Common Stock or Common Stock purchased in the open market or acquired from a third party following such closing, (2) no Shareholder shall be required to actually convert shares of Preferred Stock into Common Stock in order to exercise its rights hereunder with respect to Registrable Securities, and any such conversion into Common Stock may be conditioned on the occurrence of a registration of the Registrable Securities and (3) any Registrable Securities held by a Subsidiary Holder of a Shareholder shall be deemed to be held by such Shareholder for purposes of this Agreement and shall be deemed to be “Registrable Securities”.

“Registration” shall have the meaning assigned to such term in Section 3.2(a).

“Registration Expenses” shall have the meaning assigned to such term in Section 3.5.

“SEC” shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

“Shelf Registration” shall have the meaning assigned to such term in Section 3.1A(a)(i).

“Subsidiary Holder” shall mean any direct or indirect, majority-owned subsidiary of the Shareholder, and/or any investment fund that is an Affiliate of the Shareholder, which has beneficial ownership of any of the Registrable Securities during the term of this Agreement.

“Warrant” means a warrant to purchase shares of Preferred Stock delivered to the Shareholders at the closing of the purchase and sale of the securities pursuant to the Securities Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issued or issuable upon conversion of the Preferred Stock issued upon exercise of the Warrants or upon exercise of the Warrants if such Warrants are exercised for Common Stock.

Section 1.2. General. Unless the context otherwise requires, references in this Agreement to any “section” or “article” shall mean a section or article of this Agreement, as the case may be, and the terms “hereof,” “hereunder” and “hereto” and words of similar meaning shall mean this Agreement in its entirety and not any particular provisions of this Agreement. Unless the context otherwise requires, the terms defined herein include the singular as well as the plural.

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Unless the context otherwise requires, each reference herein to the Securities Act, the Exchange Act or Rule 144 (or any other rule, regulation or form promulgated under either such statute) shall be deemed to mean, as of any time, such statute, rule, regulation or form as then in effect, after all amendments thereto, or, if not then in effect, any successor statute, rule, regulation or form as then in effect, after all amendments thereto.

Section 1.3. Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1. Representations and Warranties of Each Shareholder. Each Shareholder, severally and not jointly, hereby represents and warrants to the Company, as to itself only (i) that it has been duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) that it has all requisite corporate power and authority and has received all requisite approvals (including all necessary corporate, partnership, limited liability company or similar action, as applicable) to complete the transactions contemplated hereby, and (iii) that this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder enforceable against such Shareholder in accordance with its terms.

Section 2.2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Shareholders (i) that it has been duly organized and is an existing corporation in good standing under the laws of the State of Delaware, (ii) that it has all requisite corporate power and authority, and has received all requisite approvals (including any necessary approval of the Board) to complete the transactions contemplated hereby and (iii) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against the Company in accordance with its terms.

ARTICLE III

REGISTRATION RIGHTS

Section 3.1. Demand Registrations. (a) At any time following March 1, 2013 and prior to the date on which the Company shall have obtained a written opinion of legal counsel reasonably satisfactory to the Shareholders (it being agreed that Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (“Gunderson Dettmer”) is reasonably satisfactory) and addressed to the Company and the Shareholders to the effect that the Shares may be publicly offered for sale in the United States by the Shareholders or any Subsidiary Holder without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act (such period, the “Demand Period”), PAI shall have the right on one occasion and Sofinnova shall have the

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right on one occasion to require the Company to file a registration statement under the Securities Act in respect of all or a portion of the Registrable Securities by delivering to the Company written notice, signed by holders of the Registrable Securities representing 25% of the then outstanding shares of Registrable Securities, stating that such right is being exercised, specifying the number of the Registrable Securities to be included in such registration and describing the intended method of distribution thereof, provided that such Registrable Securities have an aggregate value of at least $5,000,000 (a “Demand Request”). As promptly as practicable, but in no event later than forty-five (45) days after the Company receives a Demand Request, the Company shall effect such Demand Request pursuant to the Shelf Registration (it being understood that the Company shall also maintain the Shelf Registration available for resales of Registrable Securities by the Shareholders in accordance with Section 3.1A); provided, however, that if the Company shall not be permitted by applicable law (including without limitation the rules and regulations promulgated by the SEC) to effect such Demand Request pursuant to the Shelf Registration, then the Company shall file with the SEC and thereafter use its best efforts to cause to be declared effective promptly a registration statement (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested) (such registration as described in this sentence, a “Demand Registration”) providing for the registration of such number of Registrable Securities the Shareholders shall have demanded be registered for distribution in accordance with such intended method of distribution.

(b) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay, for a reasonable period of time, not to exceed ninety (90) days in the case of clauses (i) and (ii) below, or thirty (30) days in the case of clause (iii) below (each, a “Blackout Period”), the filing of any Demand Registration if the Company shall determine that any such filing or the offering of any Registrable Securities would (i) in the good faith judgment of the Board, unreasonably impede, delay or otherwise interfere with any pending or contemplated material acquisition, corporate reorganization or other similar material transaction involving the Company (each, a “Material Transaction”), (ii) based upon advice from the Company’s investment banker or financial advisor, materially adversely affect any pending or contemplated financing, offering or sale of any class of securities by the Company, or (iii) in the good faith judgment of the Board require disclosure of material non-public information (other than information relating to an event described in clause (i) or (ii) of this subSection (b) which, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that in the case of a Blackout Period pursuant to clause (i) or (ii) above, the Blackout Period shall earlier terminate upon the completion or abandonment of the relevant securities offering or sale, financing, acquisition, corporate reorganization or other similar material transaction unless the Blackout Period is also permitted for a different reason under clauses (i), (ii) or (iii); and provided, further, that in the case of a Blackout Period pursuant to clause (iii) above, the Company shall give written notice of its determination to postpone or delay the filing of any Demand Registration and in the case of clause (iii) above, the Blackout Period shall earlier terminate upon public disclosure by the Company or public admission by the Company of such material non-public information or such time as such material non-public information shall be publicly disclosed without breach by the Shareholders of the penultimate sentence of this subSection (b); and provided, further, that in the case of a Blackout Period pursuant to clause (i), (ii) or (iii) above, the Company shall furnish to the Shareholders a certificate of an executive officer of the Company to the effect that an event permitting a Blackout Period has occurred.

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Notwithstanding anything herein to the contrary, the Company shall not exercise pursuant to clause (i) or (ii) of the preceding sentence the right to postpone or delay the filing of any Demand Registration more than twice in any twelve (12) month period. Upon notice by the Company to each Shareholder of any such determination, each Shareholder covenants that it shall keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clause (iii) above or Section 3.1(c) below, promptly halt any offer, sale, trading or transfer by it or any of its Affiliates of any Registrable Securities for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed by the Company, will deliver to the Company any copies then in such Shareholder’s possession of the prospectus covering such Registrable Securities, that was in effect at the time of receipt of such notice. After the expiration of any Blackout Period and without further request from the Shareholders, the Company shall effect the filing of the relevant Demand Registration and shall use its best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless the Shareholders shall have, prior to the effective date of such Demand Registration, withdrawn in writing its initial request, in which case such withdrawn request shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which the Shareholder is entitled under this Agreement.

(c) Anything in this Agreement to the contrary notwithstanding, in case a Demand Registration has been filed, if a Material Transaction has occurred, the Company may cause such Demand Registration to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Demand Registration for a reasonable period of time, not to exceed ninety (90) days; provided, however, that in no event shall a Demand Registration so withdrawn by the Company count for the purposes of determining the number of Demand Registrations to which the Shareholders are entitled under Section 3.1(a).

(d) The Shareholders may withdraw a Demand Request in circumstances including, but not limited to, the following: if (i) the Company is in material breach of its obligations hereunder and has not cured such breach after having received notice thereof and a reasonable opportunity to do so or (ii) the withdrawal occurs during a Blackout Period. Any Demand Request withdrawn (x) pursuant to subSection (d)(ii) prior to such Demand Registration becoming effective or (y) pursuant to subSection (d) (i) shall not constitute a Demand Registration for the purposes of determining the number of Demand Registrations to which the Shareholders are entitled under Section 3.1(a). For the avoidance of doubt, any Demand Request withdrawal not contemplated by subsections (d)(i) or (d)(ii) shall constitute a Demand Registration for the purposes of determining the number of Demand Registrations to which the Shareholders are entitled under Section 3.1(a) unless the Shareholders reimburse the Company for all expenses related to such registration and withdrawal.

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(e) The Company may elect to include in any registration statement filed pursuant to this Section 3.1 any securities to be issued by it or held by any of its subsidiaries or by any other shareholders only to the extent such securities are offered and sold pursuant to, and on the terms and subject to the conditions of, any underwriting agreement or distribution arrangements entered into or effected by the Shareholders and only to the extent the managing underwriter thereof does not reasonably and in good faith advise the Shareholders prior to the consummation of any Demand Registration that the inclusion in such registration statement of any such securities to be issued by the Company or sold by any of its subsidiaries or any other shareholder will not create a substantial risk that the price per share of Registrable Securities that the Shareholders will derive from such Demand Registration will be materially and adversely affected or that the number of securities sought to be registered (including any securities sought to be registered at the request of the Company and any other shareholder and those sought to be registered by the Shareholders) is a greater number than can be reasonably sold.

(f) The managing underwriter for any Demand Registration shall be selected by the Shareholders, provided that such managing underwriter or underwriters shall be of recognized international standing.

Section 3.1A. Shelf Registration Statement. (a) Subject to Section 4.1, the Company shall:

(i) file an “evergreen” shelf registration statement on Form S-3 (or, in the event Form S-3 is unavailable to the Company, Form S-1) pursuant to Rule 415 under the Securities Act (or any successor provisions), providing for an offering to be made on a continuous basis of the Registrable Securities (the “Shelf Registration”), with the Company to use reasonable best efforts to make such filing on or before the date 45 days from the date hereof;

(ii) use reasonable best efforts to cause the Shelf Registration to become effective as soon as practicable after such filing, and in any event within 120 days from the date hereof;

(iii) use commercially reasonable efforts to maintain in effect, supplement and amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act;

(iv) furnish, upon request, to the holders of the Registrable Securities to which the Shelf Registration relates copies of any supplement or amendment to such Shelf Registration prior to such supplement or amendment being used and/or filed with the SEC; and

(v) pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective, and whether all, some or none of the Registrable Securities to which it relates are sold pursuant to it.

(b) If at any time before the third anniversary of the effectiveness of the Shelf Registration, the Shelf Registration ceases to be effective, the Company shall use commercially reasonable efforts to file and use its commercially reasonable efforts to cause to become effective a new “evergreen” shelf registration statement providing for an offering to be made on a continuous basis of the Registrable Securities by the Shareholders. Such shelf registration statement shall be filed on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1.

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(c) If, after the Shelf Registration has become effective, it is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority, the Company shall use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

Section 3.2. “Piggy-Back” Registrations. (a) If, at any time following the purchase of the securities pursuant to the Securities Purchase Agreement, the Company proposes to register any securities under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or any equivalent general registration form then in effect other than (i) pursuant to a Demand Registration under Section 3.1, a Shelf Registration under Section 3.1A or (iii) pursuant to the Company’s Registration Statement on Form S-3, filed with the SEC on May 27, 2011, as the same may be amended from time to time) for purposes of a primary offering, secondary offering or combined offering of such securities, the Company shall give prompt written notice to each Shareholder of its intention to do so. Such notice shall specify, at a minimum, the number of securities so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such offering and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of the Shareholders (a “Piggy-Back Request”), given within fifteen (15) business days following the receipt by the Shareholders of any such written notice (which direction shall specify the number of the Registrable Securities intended to be disposed of by the Shareholders), the Company shall include in such registration statement (a “Piggy-Back Registration” and, collectively with a Demand Registration or a Shelf Registration, a “Registration”), subject to the provisions of Section 3.2 hereof, such number of the Registrable Securities as shall be set forth in such Piggy-Back Request.

(b) In the event that the Company proposes to register securities in connection with an underwritten offering and a nationally recognized independent investment banking firm selected by the Company to act as managing underwriter thereof reasonably and in good faith shall have advised the Company, any holder of securities intending to offer such securities in a secondary offering or combined offering (each, an “Other Holder”) or the Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the Registrable Securities sought to be registered by the Shareholders creates a substantial risk that the price per share of Common Stock that the Company or any other Holder will derive from such registration will be materially and adversely affected or that the number of securities sought to be registered (including any securities sought to be registered at the request of the Company and any other Holder and those sought to be registered by the Shareholders) is a greater number than can reasonably be sold, the Company shall include in such registration statement such number of securities as the Company, any other Holder and the Shareholders are so advised can be sold in such offering without such an effect (the “Maximum Number”) as follows and in the following order of priority: (A) first, such number of securities as the Company intended to be registered and sold by the Company and (B) second, in the case of a secondary offering or a combined offering and if and to the extent that the number of securities to be registered under clause (A) is less than the Maximum Number, such number of securities as the Shareholders and any other Holder shall have intended to register which, when added to the number of securities to be registered under clause (A), is less than or equal to the Maximum Number; provided that if such number exceeds the Maximum Number, the securities of the Shareholders and such other Holders will be excluded on a pro rata basis according to the total number of Registrable Securities and securities requested to be registered by such persons.

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(c) No Piggy-Back Registration effected under this Section 3.2 shall be deemed to have been effected pursuant to Section 3.1 hereof or shall release the Company of its obligations to effect any Demand Registration upon request as provided under Section 3.1 hereof.

(d) Notwithstanding any request under this Section 3.2, each of the Shareholders and all other Holders may elect in writing to withdraw its request for inclusion of its securities in any registration statement provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, the Shareholders and/or any such other Holder shall no longer have any right to include securities in the registration as to which such withdrawal was made.

(e) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each of the Shareholders and all other Holders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any securities in connection with such abandoned registration, without prejudice, however, to the rights of the Shareholders under Section 3.1 and (ii) in the case of a determination to delay such registration of the Company’s securities, shall be permitted to delay the registration of such securities for the same period as the delay in registering such other securities.

(f) If, as a result of the proration provisions of this Section 3.2, the Shareholders and/or any other Holder shall not be entitled to include all securities in a registration that the Shareholders and/or any other Holder has requested to be included, the Shareholders and/or any other Holder may elect to withdraw his request to include securities in such registration or may reduce the number of securities requested to be included, provided that the same limitations in subSection (d) shall apply.

Section 3.3. Additional Agreements. Anything in this Agreement to the contrary notwithstanding, if at any time the Company shall obtain a written opinion of legal counsel reasonably satisfactory to the Shareholders (it being agreed that Gunderson Dettmer is reasonably satisfactory) and addressed to the Company and the Shareholders to the effect that the Registrable Securities may be publicly offered for sale in the United States by the Shareholders or any Subsidiary Holder without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act, the Company shall no longer be obligated to file or maintain a registration statement with respect to the Registrable Securities pursuant to this Agreement. In such case, the Company shall issue to the Shareholders certificates representing the Registrable Securities without any legend restricting transfer and shall remove all stop transfer orders relating to the Registrable Securities.

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Section 3.4. Registration Procedures. (a) In connection with each registration statement prepared pursuant to this Agreement, and in accordance with the intended method or methods of distribution of the Registrable Securities as described in such registration statement, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, including, without limitation, Section 3.1(a), at or before the time required by applicable laws and regulations):

(i) Prepare and file with the SEC a registration statement on an appropriate registration form of the SEC, with respect to such Registrable Securities, which form shall be selected by the Company with each Shareholder’s reasonable consent, and use its commercially reasonable efforts to cause such registration statement to become and remain effective promptly; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Shareholders, and the sales or placement agent or agents, if any, for the Registrable Securities and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least seven (7) days prior to such filing, which documents will be subject to the reasonable review of the Shareholders, the sales or placement agent or agents, if any, for the Registrable Securities and the managing underwriter or underwriters, if any, and their respective agents and representatives and (x) the Company will not include in any registration statement information concerning or relating to the Shareholders to which the Shareholders shall reasonably object in writing (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Company may be subject), and (y) the Company will not file any Demand Registration or amendment thereto or any prospectus or any supplement thereto to which the Shareholders shall reasonably object in writing;

(ii) Furnish without charge to the Shareholders, the sales or placement agent or agents, if any, and the managing underwriter or underwriters, if any, such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the summary, preliminary, final, amended or supplemented prospectuses included in such registration statement in conformity with the requirements of the Securities Act and any regulations promulgated thereunder and (upon the reasonable request by the Shareholders) any documents incorporated therein by reference and such other documents as the Shareholders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities (the Company hereby consenting to the use in accordance with all applicable law of the prospectus or any amendment or supplement thereto by the Shareholders in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

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(iii) Use its commercially reasonable efforts to keep such registration statement effective for at least 180 days (not counting any period that such registration statement is not effective pursuant to Section 3.1(c)) (the “Effective Period”); prepare and file with the SEC such amendments, post-effective amendments and supplements to the registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the Securities Act and/or any successor rules that may be adopted by the SEC, as such rules may be amended from time to time; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution thereof, as specified in writing by the Shareholders;

(iv) Make available for inspection by the Shareholders or by any underwriter, attorney, accountant or other agent retained by the Shareholders (collectively, the “Inspectors”) financial and other records and pertinent corporate documents of the Company (collectively, the “Records”), provide the Inspectors with opportunities to discuss the business of the Company with its officers and provide opportunities to discuss the business of the Company with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent customary for transactions of the size and type intended, as specified by the Shareholder, but only to the extent reasonably necessary to enable the Shareholders or any underwriter retained by the Shareholders to conduct a “reasonable investigation” for purposes of Section 11 (a) of the Securities Act. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspector unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or a material fact or omission to state a material fact in the Registration, (B) the disclosure of such Records is required by any court or governmental body with jurisdiction over either Shareholder or Inspector or (C) all of the information contained in such Records has been made generally available to the public. Each Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

(v) If requested by the Shareholders and reasonably agreed to by the Company, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as the Shareholders reasonably specify should be included therein, including, without limitation, information relating to the planned distribution of Registrable Securities, the number of Registrable Securities being sold by the Shareholders, the name and description of each Shareholder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect of the Registrable Securities being sold, the purchase price being paid therefor to the Shareholders and information with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, except to the extent that the Company is advised by outside counsel that the inclusion of such information is reasonably likely to violate applicable securities laws; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

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(vi) If requested by the Shareholders, use reasonable efforts to participate in and assist with a “road show” and other customary marketing efforts in connection with the sale of Registrable Securities pursuant to such registration statement, at such times and in such manner as the Company and the Shareholder mutually may determine (and as do not unreasonably interfere with the Company’s operations);

(vii) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Shareholders shall reasonably request, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable the Shareholders or any underwriter to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Securities covered by the registration statement; or to subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this paragraph (vii);

(viii) Use commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Shareholder to consummate the public sale or other disposition of the Registrable Securities;

(ix) Use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be approved for trading on a national interdealer quotation system or listed on the securities exchanges on which similar securities issued by the Company are then listed or traded;

(x) Promptly notify each Shareholder, at any time when a prospectus relating to any of the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Shareholders, promptly prepare and furnish to the Shareholders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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(xi) Promptly notify each Shareholder, the sales or placement agent or agents, if any, for the Registrable Securities and the managing underwriter or underwriters, if any, thereof, after becoming aware thereof, when the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (A) of any request by the SEC for amendments or supplements to the registration statement or the related prospectus or for additional information, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose or (D) within the Effective Period of the happening of any event which makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post- effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading;

(xii) During the Effective Period, use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any posteffective amendment thereto;

(xiii) Permit each Shareholder if, in its sole judgment exercised in good faith, it believes it might be deemed to be a controlling person of the Company, to participate in the preparation of such registration statement and all discussions between the Company and the SEC or its staff with respect to such registration statement, and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Shareholders should be included;

(xiv) Deliver promptly to each Shareholder, upon such Shareholder’s request, copies of all correspondence between the SEC and the Company, its counselor auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit the Shareholders to do such investigation, with respect to information contained in or omitted from the registration statement, as it deems reasonably necessary. Each Shareholder agrees that it will use commercially reasonable efforts not to interfere unreasonably with the Company’s business when conducting any such investigation;

(xv) Provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement, which transfer agent and registrar may be the Company, subject to any applicable law or regulations;

(xvi) Cooperate with the Shareholders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold under the registration statement, which certificates shall not bear any restrictive legends except as required by law; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request in writing at least five (5) business days prior to any sale of the Registrable Securities to the underwriters;

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(xvii) Enter into such agreements (including, if the offering is an underwritten offering, an underwriting agreement) as are customary in transactions of such kind and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities; and (A) make such representations and warranties with respect to the registration statement, post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the managing underwriter or underwriters, if any, of the Registrable Securities and, at the option of each Shareholder, make to and for the benefit of such Shareholder the representations, warranties and covenants of the Company which are being made to the underwriters, in form, substance and scope as are customarily made by the Company in connection with offerings of Registrable Securities in transactions of such kind (representations and warranties by the other Holders shall also be made as are customary in agreements of that type); provided that the Company shall not be required to make any representations or warranties with respect to information specifically provided by such other Holders or their respective representatives for inclusion in the registration documents; (B) obtain an opinion of counsel to the Company (which counsel may be internal counsel for the Company unless the managing underwriter or underwriters shall otherwise reasonably request) in customary form and covering matters of the type customarily covered by such an opinion, addressed to such managing underwriter or underwriters, if any, and to the Shareholders and dated the date of the closing of the sale of the Registrable Securities relating thereto; (C) obtain a “comfort” letter or letters from the independent certified public accountants who have certified the Company’s most recent audited financial statements that are incorporated by reference in the registration statement which is addressed to each Shareholder and the managing underwriter or underwriters, if any, and is dated the date of the prospectus used in connection with the offering of such Registrable Securities and/or the date of the closing of the sale of such Registrable Securities relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by “comfort” letters of such type; (D) deliver such documents and certificates as may be reasonably requested by the Shareholders and the managing underwriter or underwriters, if any, of the Registrable Securities to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Sections 3.5 and 3.6 hereof; and

(xviii) Comply with all applicable rules and regulations of the SEC.

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(b) In the event that the Company would be required, pursuant to Section 3.4(a)(xi)(D) above, to notify the Shareholders, the sales or placement agent or agents, if any, for the Registrable Securities and the managing underwriter or underwriters, if any, thereof, the Company shall, subject to the provisions of Section 3.1(b) hereof, as promptly as reasonably practicable, prepare and furnish to each Shareholder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Shareholders agree that, upon receipt of any notice from the Company pursuant to Section 3.4(a)(xi)(D) hereof, each Shareholder shall, and shall use its best efforts to cause any sales or placement agent or agents for the Registrable Securities and the underwriters, if any, thereof, to forthwith discontinue disposition of the Registrable Securities until such person shall have received copies of such amended or supplemented prospectus and, if so directed by the Company, to destroy or to deliver to the Company all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Registrable Securities as soon as practicable after the Shareholder’s receipt of such notice.

(c) Each Shareholder shall furnish to the Company in writing such information regarding such Shareholder and its intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Registrable Securities conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Shareholders shall notify the Company as promptly as reasonably practicable of any inaccuracy or change in information previously furnished by or on behalf of the Shareholders to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding the Shareholders or its intended method of distribution of such Registrable Securities or omits to state any material fact regarding the Shareholders or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Shareholders or the distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Shareholders agree not to, and shall not cause any Subsidiary Holder to, effect any sale or distribution of any Registrable Securities, including any sale pursuant to Rule 144 under the Securities Act, and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the ten (10) days prior to, and during the ninety (90) day period (or such longer period as the Shareholder and/or the applicable Subsidiary Holder agrees with the underwriter of such offering) beginning on, the consummation of any underwritten public offering of the Registrable Securities covered by a registration statement referred to in Section 3.2 if such Shareholder’s or such Shareholder’s Subsidiary Holder’s Registrable Securities are being sold thereunder.

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(e) In the case of any registration under Section 3.1 pursuant to an underwritten offering, or in the case of a Registration under Section 3.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such Registration shall be subject to such underwriting agreement and no person may participate in such Registration unless such person agrees to sell such person’s securities on the basis provided therein and completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be reasonably requested to register such person’s Registrable Securities.

Section 3.5. Registration Expenses. The Company agrees to bear and to pay, or cause to be paid, promptly upon request being made therefor, all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation: (a) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under state securities or “blue sky” laws referred to in Section 3.4(a)(vii) hereof, including reasonable fees and disbursements of counsel for any placement or sales agent or underwriter in connection with such qualifications, (b) all expenses relating to the preparation, printing, distribution and reproduction of the registration statement, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (c) the costs and charges of any escrow agent, transfer agent or registrar, (d) fees, disbursements and expenses of the Company’s counsel and its other advisors and experts and independent certified public accountants of the Company (including the expenses of any opinions or “comfort” letters required by or incident to such performance and compliance), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities on The NASDAQ Global Market and any other stock exchange or national securities exchange on which Registrable Securities shall at such time be listed, and (f) reasonable fees and disbursements of counsel retained by the Shareholders in connection with registration pursuant to this Agreement (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by the Shareholders, any sales or placement agent or agents for the Registrable Securities and the underwriters, if any, thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. The Shareholders shall pay all underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to the sale of the Registrable Securities being registered.

Section 3.6. Indemnification: Contribution. (a) Indemnification by the Company. To the extent permitted by law, the Company shall, and it hereby agrees to, indemnify and hold harmless each Shareholder, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Registrable Securities, against any losses, claims, damages or liabilities to which the Shareholder or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) (collectively, “Claims”) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein,

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in light of the circumstances in which they were made, not misleading, and the Company shall, and it hereby agrees to, promptly reimburse each Shareholder or any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Shareholders or any agent, underwriter or representative of the Shareholders, or by the Shareholders’ failure to furnish the Company, upon request, with the information with respect to the Shareholders, or any agent, underwriter or representative of the Shareholders, or the Shareholders’ intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that the Shareholders or such agent or underwriter sold securities to the person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to each Shareholder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

(b) Indemnification by the Shareholders and Any Agents or Underwriters. To the extent permitted by law, the Shareholders shall, and hereby agree, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers, employees and controlling persons, if any, and each underwriter, its partners, officers, directors, employees and controlling persons, if any, in any offering or sale of Registrable Securities, against any Claims to which the Company, its directors, officers, employees and controlling persons, if any, may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Shareholders or any agent, underwriter, or representative (as the case may be) expressly for use therein, and (ii) promptly reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by the Company in connection with investigating or defending any such Claim, provided that in no event shall any indemnification and reimbursement obligations under this Section 3.6(b) exceed the net proceeds from the offering received by a Shareholder.

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(c) Notice of Claims, Etc. Promptly after receipt by an indemnified party under subSection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subSection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 3.6, notify such indemnifying party and the underwriter in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 3.6(a) or 3.6(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 3.6(a) or (b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement includes, as an unconditional term thereof, the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation and does not subject the indemnified party to any material injunctive relief or other material equitable remedy.

(d) Contribution. The Shareholders and the Company agree that if, for any reason, the indemnification provisions contemplated by Sections 3.6(a) or 3.6(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity

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to correct or prevent such statement or omission. The relative benefit derived by the parties shall be determined by reference to the fact that the Company entered into this Agreement as an integral part of the transactions pursuant to which the Shares were acquired. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6(d) were determined (i) by pro rata allocation (even if the Shareholders or any agents for, or underwriters of, the Registrable Securities, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.6(d). The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 3.6(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The indemnification and contribution required by this Section 3.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f) Beneficiaries of Indemnification. The obligations of the Company under this Section 3.6 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer, director and partner of the Shareholders or any Subsidiary Holder, each agent of the Shareholders or any Subsidiary Holder, each underwriter of the Registrable Securities and each person, if any, who controls the Shareholders or any Subsidiary Holder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of the Shareholders and each Subsidiary Holder and any agents or underwriters contemplated by this Section 3.6 shall be in addition to any liability that the Shareholders or any Subsidiary Holder or their respective agents or underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

Section 3.7. Underwriters. If any of the Registrable Securities are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company except in the case of a Demand Registration, in which the managing underwriter or underwriters shall be selected by the Shareholders, provided that such managing underwriter or underwriters must be of recognized international standing.

Section 3.8. Exchange Act Filings; Rule 144: Rule 144A. (a) For so long as any Registrable Securities remain outstanding, the Company covenants to and with the Shareholders that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(I) of Rule 144 adopted by the SEC under the Securities Act and the rules and regulations adopted by the SEC thereunder) and shall take such further action as the Shareholders may reasonably request, all to the extent required from time to time to enable the Shareholders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the SEC. Upon the request of the Shareholders, the Company shall deliver to each Shareholder a written statement as to whether it has complied with such requirements.

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(b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company agrees, upon the request of the Shareholders seeking to transfer Registrable Securities in conformity with Rule 144A under the Securities Act, to furnish to each Shareholder or prospective purchasers of the Registrable Securities from the Shareholders the information required by Rule 144A(d)(4)(i) under the Securities Act in the manner and at the times contemplated by such Rule.

(c) The Company covenants to make available “adequate current public information” concerning the Company within the meaning of Rule 144(c) under the Securities Act.

Section 3.9. Agreement of the Shareholders. The Shareholders agree not to, and they shall cause their respective subsidiaries not to, make any sale, transfer or other disposition of Registrable Securities except in compliance with the registration requirements of the Securities Act and the rules and regulations thereunder and in accordance with the terms of this Agreement.

Section 3.10. Legends. (a) Stop transfer restrictions will be given to the Company’s transfer agent(s) with respect to the Registrable Securities and there will be placed on the certificates or instruments representing the Registrable Securities, and on any certificate or instrument delivered in substitution therefor, a legend stating in substance:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(b) The Company hereby agrees that it will cause stop transfer restrictions to be released with respect to any Registrable Securities that are transferred (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 145 under the Securities Act, (iii) in accordance with the requirements of Rule 903 or 904 of Regulation S under the Securities Act, or (iv) pursuant to another exemption from the registration requirements of the Securities Act; provided, however, that in the case of any transfer pursuant to clause (ii), (iii) or (iv) above, the request for transfer is accompanied by a written statement signed by the Shareholder confirming compliance with the requirements of the relevant exemption from registration; and provided, further, that in the case of any transfer pursuant to clause (iv) above, other than any transfer by a Shareholder to one or more of the such Shareholder’s direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to either Shareholder, the Company shall have received a written opinion of counsel reasonably satisfactory to the Company. The Company further agrees that it will cause the legend described in subSection (a) of this Section 3.10 to be removed in the event of any transfer as provided in clause (i), (ii) or (iii) above.

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ARTICLE IV

MISCELLANEOUS

Section 4.1. Term of Agreement; Termination. The terms of this Agreement shall commence on the date hereof and shall terminate on the fifth anniversary of the date hereof.

Section 4.2. Recapitalizations, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any such event, amounts hereunder shall be appropriately adjusted.

Section 4.3. Amendment. This Agreement may not be amended and no waiver shall be effective except by a written instrument, duly executed by the Company and the Shareholders holding at least 70% of the Registrable Securities outstanding at the time of such amendment or waiver.

Section 4.4. Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers ,and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows:

If to PAI:

Palo Alto Investors, LLC

470 University Avenue

Palo Alto, CA 94301

Attention: Scott Smith

Fax: (650) 325-5028

with a copy to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, CA 94111

Attention: Paul Scrivano, Esq.

Fax: (415) 984-8701

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If to Sofinnova:

Sofinnova Venture Partners VIII, L.P.

2800 Sand Hill Road, Suite 150

Menlo Park, CA 94025

Attention: Hooman Shahlavi

Fax: (650) 322-2037

with a copy to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, CA 94111

Attention: Paul Scrivano, Esq.

Fax: (415) 984-8701

If to Growth Equity Opportunities III, L.P.:

New Enterprise Associates 14, L.P.

New Enterprise Associates

2855 Sand Hill Road

Menlo Park, CA 94025

Ph: 650-854-9499

Attention: Frank M. Torti, MD

email: ftorti@nea.com

with a copy to:

New Enterprise Associates

1954 Greenspring Drive, Suite 600

Timonium, MD 21093

Attention: Louis S. Citron, Chief Legal Officer

email: lcitron@nea.com

Fax: 410-842-4100

and

Proskauer Rose LLP

One International Place

Boston, MA 02110

Attention: Ori Solomon

email: osolomon@proskauer.com

Fax: 617-526-9899

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If to the Company:

Alimera Sciences, Inc.

6120 Windward Parkway, Suite 290

Alpharetta, GA 30005

Attention: Richard S. Eiswirth, Jr.

Fax: (678) 990-5744

with a copy to:

Gunderson Dettmer Stough

Villeneuve Franklin & Hachigian, LLP

850 Winter Street

Waltham, MA 02451

Attention: Gregg A. Griner, Esq.

Fax: (877) 881-9197

Section 4.5. Integration. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

Section 4.6. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 4.7. Assignability. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, by the Shareholders or any Subsidiary Holder without the prior written consent of the Company; provided that this Agreement may be assigned by any Shareholder without the written consent of the Company to an Affiliate of such Shareholder. Notwithstanding the foregoing, no assignment will be effective unless (i) such Shareholder has provided the Company with written notice at the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights under this Agreement are being assigned, and (ii) the assignee has at the time of such assignment agreed in writing to acquire and hold such securities subject to the provisions of this Agreement as if such assignee were such Shareholder or Subsidiary Holder.

Section 4.8. Counterparts. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Section 4.9. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to principles of conflicts flaw.

Section 4.10. Severability. In the event anyone or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired, and such unreasonable, unlawful or unenforceable provision shall be interpreted, revised or applied in the manner that renders it lawful and enforceable to the fullest extent possible under law.

[Signature Page Follows]

24

IN WITNESS WHEREOF, the parties named below have hereto set their hands as of the day and year first above written.

ALIMERA SCIENCES, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

25

PALO ALTO INVESTORS, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

26

Sofinnova Venture Partners VIII, L.P.

By:	Sofinnova Management VIII, L.L.C. its General Partner

By:
Name:
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

27

Growth Equity Opportunities Fund III, LLC
By: New Enterprise Associates 14, L.P., its sole member
By: NEA Partners 14, L.P., its general partner
By: NEA 14 GP, LTD, its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

28

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve the issuance of preferred stock convertible into Alimera Sciences, Inc. common stock under circumstances which requires stockholder approval pursuant to applicable NASDAQ Listing Rules.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000148549_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

ALIMERA SCIENCES, INC.
Special Meeting of Shareholders
September 20, 2012 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) C. Daniel Myers and Richard S. Eiswirth, Jr., or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ALIMERA SCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 11:00 AM, EST on September 20, 2012, at 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000148549_2 R1.0.0.11699